MFS Investment Management

PROXY INFORMATION

[Graphic Omitted]

Enclosed is a proxy statement that discusses important issues affecting your investment in MFS(R) Government Mortgage Fund. You can express your opinion on these issues by voting. For your convenience, we are offering you several ways to cast your vote. You may use the Internet or your telephone to vote or you may fill out and return the enclosed proxy card. The Internet and telephone options are generally available 24 hours a day, and when you choose either of these options, your vote will be confirmed and posted immediately. Please note that if you do vote electronically -- by the Internet or by phone -- there is no need to return the enclosed proxy card.

Voting is your choice, and if you choose to participate, we appreciate your time and effort. By voting early, you can also help your fund spare the expense of additional mailings to solicit shareholder votes.
                                                          [logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

WAYS TO VOTE

o To vote on the Internet:
  1. Read the proxy statement.
  2. Follow the Internet voting instructions on your proxy card.
  3. Enter the control number on your proxy card.
  4. Follow the instructions on the site.

o To vote by telephone:
  1. Read the proxy statement.
  2. Call the toll-free number on your proxy card.
  3. Enter the control number on your proxy card.
  4. Follow the recorded instructions.

o To vote by mail:
  1. Read the proxy statement.
  2. Complete and sign the proxy card.
  3. Mail the completed proxy card in the enclosed postage-paid envelope.

-------------------------------------------------------------------------------
                YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.
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QUESTIONS

Georgeson Shareholder Communications Corporation (GSC), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, GSC may call you to remind you to exercise your right to vote.

If you have any questions about how to vote your shares, please call GSC toll free at 1-888-288-6913 any business day between 9 a.m. and 11 p.m. and Saturday between 12:00 p.m. and 6:00 p.m. Eastern time.


[logo] M F S(R)            (C)2004 MFS Investment Management(R).
INVESTMENT MANAGEMENT      MFS(R)investment products are offered through MFS
                           Fund Distributors, Inc., 500 Boylston Street,
                           Boston, MA 02116.
                                                               MGP-MER-INS-9/04
                                                                            62M

                         MFS GOVERNMENT MORTGAGE FUND
                                 a series of
                              MFS SERIES TRUST X

            500 Boylston Street, Boston, Massachusetts 02116-3741
                                 617 954 5000

                                                       September 8, 2004

Dear Shareholder:


  I am writing to ask for your vote on an important matter that will affect your investment in MFS(R) Government Mortgage Fund (the "Government Mortgage Fund"). Votes will be cast at a shareholder meeting scheduled for October 27, 2004. While you are, of course, welcome to join us at the Government Mortgage Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.


  You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is very similar to the Government Mortgage Fund called MFS(R) Government Securities Fund (the "Government Securities Fund"). The Government Securities Fund's investment objective is current income and preservation of principal. In addition to having a similar investment objective, the Government Securities Fund has similar investment strategies and policies as the Government Mortgage Fund. The reorganization would provide you with the opportunity to participate in a larger combined fund with similar investment objectives and strategies and potentially greater growth prospects and lower expenses.


  After careful consideration, the Government Mortgage Fund's Trustees have unanimously determined that a tax-free reorganization of the Government Mortgage Fund into the Government Securities Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by signing and returning the enclosed proxy card or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/ Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/ Proxy Statement. I suggest you read both thoroughly before voting.


                         YOUR VOTE MAKES A DIFFERENCE


  No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the Government Mortgage Fund's expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

  If you have any questions or need additional information, please contact your financial adviser or call 1-888-288-6913, Monday through Friday between 9:00 A.M. and 11:00 P.M. and Saturday between 12:00 P.M. and 6:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.


                                            Sincerely,

                                        /s/ Robert J. Manning

                                            Robert J. Manning
                                            President

                         MFS GOVERNMENT MORTGAGE FUND
                        A SERIES OF MFS SERIES TRUST X

               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 27, 2004

A Special Meeting of Shareholders of MFS Government Mortgage Fund, a series of MFS Series Trust X, a Massachusetts business trust, will be held at the offices of the Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on October 27, 2004, at 2:00 p.m. for the following purposes:

  ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between MFS Series Trust X, a Massachusetts business trust, on behalf of MFS Government Mortgage Fund (the "Government Mortgage Fund"), and MFS Government Securities Fund (the "Government Securities Fund"), providing for the transfer of the assets of the Government Mortgage Fund to the Government Securities Fund in exchange solely for shares of beneficial interest in the Government Securities Fund and the assumption by the Government Securities Fund of the liabilities of the Government Mortgage Fund, the distribution of the Government Securities Fund shares to the shareholders of the Government Mortgage Fund in liquidation of the Government Mortgage Fund and the termination of the Government Mortgage Fund.

  ITEM 2. To transact such other business as may properly come before the meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on August 24, 2004 will be entitled to vote at the Meeting.

                                    By order of the Board of Trustees,
                                    James R. Bordewick, Jr.,
                                    Assistant Secretary and Assistant Clerk

September 8, 2004


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                          PROSPECTUS/PROXY STATEMENT

                              SEPTEMBER 8, 2004
                 ACQUISITION OF THE ASSETS AND LIABILITIES OF

                         MFS GOVERNMENT MORTGAGE FUND

                        A SERIES OF MFS SERIES TRUST X

                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116
                                (617) 954-5000

                       BY AND IN EXCHANGE FOR SHARES OF
                        MFS GOVERNMENT SECURITIES FUND

                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116
                                (617) 954-5000

                                *  *  *  *  *


This document will give you the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC"); some is technical. If there is anything you do not understand, please call the toll-free number, 1-888-288-6913, or your financial advisor.


  This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Government Mortgage Fund (the "Government Mortgage Fund") into MFS Government Securities Fund (the "Government Securities Fund"). As a result of the proposed reorganization, each Class A, Class B and Class I shareholder of the Government Mortgage Fund will receive a number of full and fractional Class A, Class B and Class I shares, respectively, of the Government Securities Fund equal in value at the date of the exchange to the total value of the shareholder's Government Mortgage Fund shares. (Government Securities Fund also offers Class C shares, Class R1 shares, Class R2 shares, Class 529A shares, Class 529B shares and Class 529C shares, which are not involved in the reorganization.) Like the Government Mortgage Fund, the Government Securities Fund is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a registered open-end management investment company (mutual fund). The Government Securities Fund and the Government Mortgage Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

  This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Government Securities Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated July 1, 2004, of the Government Securities Fund (the "Government Securities Fund Prospectus") and (ii) the Government Securities Fund's Annual Report to Shareholders for the fiscal year ended February 29, 2004 (the "Government Securities Fund Annual Report"). The Government Securities Fund Prospectus and the Government Securities Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

  The following documents have been filed with the Securities and Exchange Commission and are also incorporated into this Prospectus/Proxy Statement by reference:

    (i) the Prospectus, dated December 1, 2003, of the Government Mortgage
  Fund;

    (ii) the Statement of Additional Information, dated December 1, 2003, of the Government Mortgage Fund;

    (iii) the Statement of Additional Information, dated July 1, 2004, of the Government Securities Fund;


    (iv) the Government Mortgage Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2003;

    (v) the Government Mortgage Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2004; and


    (vi) a Statement of Additional Information, dated September 8, 2004, relating to the proposed reorganization.

  For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606).

  Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the Commission's Internet site at http://www.sec.gov.

  The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                *  *  *  *  *

                              TABLE OF CONTENTS
                                                                          PAGE


Synopsis ................................................................    3
Risk Factors ............................................................   13
General .................................................................   15
Proposal Regarding Approval or Disapproval of Reorganization
  Transaction and Related Agreement and Plan of Reorganization ..........   16
Background and Reasons for the Proposed Reorganization ..................   17
Information About The Reorganization ....................................   19
Voting Information ......................................................   24

Agreement and Plan of Reorganization ...................................   A-1

Enclosures
Prospectus of the MFS Government Securities Fund, dated July 1, 2004
Annual Report of the MFS Government Securities Fund, for the fiscal year ended February 29, 2004

                                   SYNOPSIS

  The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1. WHAT IS BEING PROPOSED?
  The Trustees of the Government Mortgage Fund, who are also Trustees of the Government Securities Fund, are recommending that shareholders of the Government Mortgage Fund approve the reorganization of the Government Mortgage Fund into the Government Securities Fund. If approved by shareholders, the assets of the Government Mortgage Fund will be transferred to the Government Securities Fund in exchange for shares of the Government Securities Fund with a value equal to those assets net of liabilities and for the assumption by the Government Securities Fund of the liabilities of the Government Mortgage Fund. Immediately following the transfer, the Government Securities Fund shares received by the Government Mortgage Fund will be distributed to its shareholders, pro rata, and the Government Mortgage Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the "reorganization.")

2. WHAT WILL HAPPEN TO MY SHARES OF THE GOVERNMENT MORTGAGE FUND AS A RESULT OF THE REORGANIZATION?
  Your shares of the Government Mortgage Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Government Securities Fund with an equal total net asset value. The Government Mortgage Fund will then be terminated.

3. WHY IS THE REORGANIZATION BEING PROPOSED?
  The reorganization is designed to reduce existing overlap in funds offered within the MFS fund family, thereby eliminating inefficiencies and creating a larger combined fund. The Trustees believe that the reorganization is in the best interest of each Fund's shareholders and that the interests of shareholders will not be diluted as a result of the reorganization. The Government Securities Fund has similar, although not identical, investment objectives and strategies as the Government Mortgage Fund. The reorganization would provide you with the opportunity to participate in a larger combined fund with similar investment objectives and strategies, greater growth prospects and the potential for lower expenses. In addition, combining the funds will likely eliminate the duplication of services and expenses that currently exist as a result of their separate operations, which should promote more efficient management and operations on a more cost-effective basis.

4. WHAT ARE THE BENEFITS OF MERGING THE GOVERNMENT MORTGAGE FUND INTO THE GOVERNMENT SECURITIES FUND?


  As shown in more detail below, the two Funds have similar, although not identical, investment objectives, policies and strategies, but the Government Securities Fund is more than twice the size of the Government Mortgage Fund. If the reorganization is approved, each class of the combined fund will have lower expense ratios than the current expense ratios of the corresponding classes of the Government Mortgage Fund. In addition, the combined fund would have a significantly larger asset base, which should provide greater opportunities for diversifying investments, increasing growth prospects and providing the potential for lower expenses from spreading fixed costs over the larger asset base. Although the Funds have similar investment strategies, the Government Securities Fund may primarily invest in a broader array of government securities, which, in turn, may serve more as a core holding in an investment portfolio than the Government Mortgage Fund. In addition, the Government Securities Fund historically has performed better overall than the Government Mortgage Fund. Past performance, of course, is not an indication of future performance.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF THE TWO FUNDS COMPARE?

  The investment goals and policies of the two Funds are very similar, although not identical. The Government Mortgage Fund's primary objective is to provide a high level of current income, with a secondary investment objective to protect shareholder's capital. The Government Securities Fund's objective is current income and preservation of principal. Each Fund's investment goal may be changed without shareholder approval, although no change is currently anticipated.

  Both Funds seek to achieve their goals by investing in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and, in the case of the Government Mortgage Fund, its authorities. Both funds have substantially similar investment risks due in part to the similarity and high credit quality of investments in the portfolios. In addition, the Funds' portfolios generally maintain a similar average duration.


  The primary difference between the Funds is that while both Funds are diversified, the Government Mortgage Fund invests, under normal market conditions, at least 80% of its net assets in government mortgage securities, such as those issued by the Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). The Government Securities Fund invests at least 80% of its net assets in U.S. Government securities, thus the Fund invests in a broader array of such securities and does not necessarily focus its investments in government mortgage securities as does the Government Mortgage Fund. In addition, the Government Mortgage Fund may invest in collateralized mortgage obligations to a greater extent than the Government Securities Fund, which may invest only up to, but not including, 20% of its assets in these obligations. The Government Mortgage Fund may also invest a larger percentage of its assets in mortgage dollar rolls, which are financial instruments pursuant to which the fund sells a pool of mortgage-backed securities to a financial institution and simultaneously agrees to purchase a similar pool of securities from the institution at a later date and agreed-upon price.

  The Government Mortgage Fund has a non-fundamental investment restriction that states that the fund may not invest in any security other than (i) government securities and related options, futures, options on futures and repurchase agreements and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, all of whose assets will be invested in government securities and related options, futures, options on futures and repurchase agreements. Although the Government Securities Fund does not have this non-fundamental investment restriction, it is expected that primarily all of its assets will be invested in these types of securities under normal market conditions.

  In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The table below summarizes both the principal and non-principal investment techniques and practices that the Funds can employ. The principal investment techniques and practices employed by each Fund, together with their risks, are described in each Fund's Prospectus.


INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS         x FUND USES, OR                  -- PERMITTED, BUT FUND DOES NOT
                  CURRENTLY ANTICIPATES USING       CURRENTLY ANTICIPATE USING
--------------------------------------------------------------------------------
                                                    GOVERNMENT        GOVERNMENT
                                                    SECURITIES         MORTGAGE
                                                       FUND              FUND
Debt Securities
  Asset-Backed Securities
  Collateralized Mortgage Obligations and
    Multiclass Pass-Through Securities .........        x                 x
  Corporate Asset-Backed Securities ............        --                x
  Mortgage Pass-Through Securities .............        x                 x
  Stripped Mortgage-Backed Securities ..........        --                x
  Corporate Securities .........................        --                --
  Loans and Other Direct Indebtedness ..........        --                --
  Lower Rated Bonds ............................        --                --
  Municipal Bonds ..............................        --                --
  U.S. Government Securities ...................        x                 x
  Variable and Floating Rate Obligations .......        x                 x
  Zero Coupon Bonds ............................        x                 x
Equity Securities ..............................        --                --
Foreign Securities Exposure
  Brady Bonds ..................................        --                --
  Depositary Receipts ..........................        --                --
  Dollar-Denominated Foreign Debt
    Securities .................................        --                --
  Emerging Markets .............................        --                --
  Foreign Securities ...........................        --                --
Forward Contracts ..............................        --                --
Futures Contracts ..............................        x                 x
Indexed Securities .............................        x                 x
Inverse Floating Rate Obligations ..............        --                --
Investment in Other Investment Companies
  Open-End Funds ...............................        x                 x
  Closed-End Funds .............................        --                x
Lending of Portfolio Securities ................        x                 x
Leveraging Transactions
  Bank Borrowings ..............................        --                --
  Mortgage "Dollar-Roll" Transactions ..........        x                 x
  Reverse Repurchase Agreements ................        --                --
Options
  Options on Foreign Currencies ................        --                --
  Options on Futures Contracts .................        x                 x
  Options on Securities ........................        x                 x
  Options on Stock Indices .....................        --                --
  Reset Options ................................        --                x
  "Yield Curve" Options ........................        --                x
Repurchase Agreements ..........................        x                 x
Short Sales ....................................        --                --
Short Term Instruments .........................        x                 x
Swaps and Related Derivative Instruments .......        --                x
Temporary Borrowings ...........................        x                 x
Temporary Defensive Positions ..................        x                 x
"When-Issued" Securities .......................        x                 x


6. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATION?
  Management Fees. The table on page 9 shows the annual operating expenses of the Funds. In the fiscal year ended February 29, 2004, the Government Securities Fund paid a management fee of 0.35% annually of the Fund's average daily net assets. For the twelve months ended February 29, 2004, the Government Mortgage Fund paid a management fee of 0.40% annually of its average daily net assets. However, as of March 1, 2004, MFS agreed to reduce each Fund's management fee to 0.30% of the average daily net assets of each Fund, respectively. This fee rate will apply to the Funds through February 28, 2009. Thus, the management fee rate for the Government Securities Fund is, and after giving effect to the reorganization would remain, equal to that of the Government Mortgage Fund.

  Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for Class B shares are the same for both Funds. However, as indicted in the tables below, the Class A Rule 12b-1 fee of the Government Mortgage Fund is 0.25% annually, which is lower than the current Government Securities Fund 12b-1 fee of 0.35%. If the reorganization is approved, 0.10% of the Government Securities Fund's Class A Rule 12b-1 fee will not be imposed until such a date as the Trustees may determine. Thus, taking this reduction into account, the Class A Rule 12b-1 fee charged by the Government Securities Fund will be the same as currently charged by the Government Mortgage Fund. Class I shares of both Funds do not impose any sales charges or Rule 12b-1 fees.

  Other Expenses and Total Annual Fund Expenses. The Government Securities Fund's "other expenses" for each class of shares were 0.02% lower than the Government Mortgage Fund's "other expenses" for the year ended February 29, 2004. Thus, due to the equivalent management fee and Rule 12b-1 fee ratios of the funds (post-reorganization), if the reorganization is approved each class of the combined fund will have a total expense ratio that is 0.02% lower than the total expense ratio for each corresponding class of the Government Mortgage Fund.


  The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, expenses that the Government Securities Fund and Government Mortgage Fund incurred in the twelve months ended February 29, 2004, and pro forma expenses of the Government Securities Fund after giving effect to the reorganization (assuming that the reorganization occurred on February 28, 2003).

                                                                 CLASS A       CLASS B      CLASS I
                                                                  SHARES        SHARES       SHARES
Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)
  Government Mortgage Fund ..................................     4.75%          None         None
  Government Securities Fund ................................     4.75%+         None         None

Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever
  is lower)
    Government Mortgage Fund ................................     None*        4.00%**        None
    Government Securities Fund ..............................     None*        4.00%**        None

Maximum Redemption Fee (as a percentage of amount redeemed)
  if applicable*** ..........................................     2.00%        2.00%         2.00%


------------
  + No sales charge will be paid on shares of the Government Securities Fund issued in connection with this proposed reorganization.
  * A contingent deferred sales charge of 1% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more or as part of a purchase through certain retirement plans.
 ** 4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.
*** A redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges within 5 business days after acquiring Fund shares.


                                            ANNUAL FUND OPERATING EXPENSES
                                     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
                                     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                    DISTRIBUTION                        TOTAL ANNUAL
                    MANAGEMENT        (12B-1)            OTHER         FUND OPERATING          FEE             NET
                       FEES           FEES(1)         EXPENSES(2)         EXPENSES         REDUCTION(3)      EXPENSES
GOVERNMENT MORTGAGE FUND
  Class A             0.45%            0.25%             0.26%             0.96%              0.15%           0.81%
  Class B             0.45%            1.00%             0.26%             1.71%              0.15%           1.56%
  Class I             0.45%             None             0.26%             0.71%              0.15%           0.56%

GOVERNMENT SECURITIES FUND
  Class A             0.40%            0.35%             0.24%             0.99%              0.10%           0.89%
  Class B             0.40%            1.00%             0.24%             1.64%              0.10%           1.54%
  Class I             0.40%             None             0.24%             0.64%              0.10%           0.54%

GOVERNMENT SECURITIES FUND
(PRO FORMA COMBINED)(4)
  Class A             0.40%            0.25%             0.24%             0.89%              0.10%           0.79%
  Class B             0.40%            1.00%             0.24%             1.64%              0.10%           1.54%
  Class I             0.40%             None             0.24%             0.64%              0.10%           0.54%


----------
(1) Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum annual distribution and service fees under each Fund's plans are: 0.35% for Class A shares and 1.00% for Class B shares. Class I shares are not subject to a distribution or service fee. The 0.10% Class A distribution fee for the Government Mortgage Fund is currently not being imposed. Upon consummation of the reorganization, payment of the 0.10% Class A distribution fee for the
    Government Securities Fund will not be implemented until such date as the Trustees may determine.
(2) Each Fund has an expense offset arrangement that reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may also enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table.
(3) Prior to March 1, 2004, MFS had contractually agreed to waive 0.05% of the management fee for each Fund. Effective
    March 1, 2004, and continuing through February 28, 2009, MFS further reduced its management fees to 0.30% for each
    Fund. This reduction is reflected in each Fund's and the Pro Forma Combined Fund's ratios above.
(4) Assumes that the reorganization occurred on February 28, 2003, the last day before the period shown in the table above.


The above tables are provided to help you understand the expenses of investing in the Funds, including pro forma expenses of the Government Securities Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

EXAMPLES

  The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and you redeem all your shares at the end of these periods (unless otherwise indicated). They also assume a 5% return on your investment each year and that dividends and other distributions are reinvested. They also assume that a Fund's operating expenses remain the same, except that a Fund's total operating expenses are assumed to be the Fund's "Net Expenses" for the period during which any contractual fee reductions are in effect. The examples are hypothetical; your actual costs and returns may be higher or lower.


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS

GOVERNMENT MORTGAGE
  Class A .............................     $554      $721     $  903    $1,524
  Class B+ ............................     $559      $793     $1,050    $1,749
  Class B+ (no redemption) ............     $159      $493     $  850    $1,749
  Class I .............................     $ 57      $179     $  313    $  804

GOVERNMENT SECURITIES
  Class A .............................     $562      $745     $  948    $1,586
  Class B+ ............................     $557      $786     $1,043    $1,726
  Class B+ (no redemption) ............     $157      $486     $  843    $1,726
  Class I .............................     $ 55      $173     $  306    $  749

GOVERNMENT SECURITIES
  (PRO FORMA COMBINED)
  Class A .............................     $552      $715     $  897    $1,474
  Class B+ ............................     $557      $786     $1,043    $1,699
  Class B+ (no redemption) ............     $157      $486     $  843    $1,699
  Class I .............................     $ 55      $173     $  306    $  749

----------
+ For purposes of determining the contingent deferred sales charge ("CDSC") applicable to Class B shares received by Government Mortgage Fund shareholders in the reorganization, such shares will be treated as having been acquired as of the dates the corresponding Class B shares of the Government Mortgage Fund were originally acquired. See "Information about the Reorganization - Description of the Reorganization Shares."

7. HOW HAS THE GOVERNMENT SECURITIES FUND PERFORMED?
  As shown in the tables below, the Government Securities Fund generally outperformed the Government Mortgage Fund for the 1-year, 5-year and 10-year periods (except 5 year performance for Class I (5.82% for Government Mortgage compared to 5.78% for Government Securities Fund) and 5 year performance for Class A after taxes, which are equal for each Fund) and in six of the last ten years.

            ANNUAL TOTAL RETURN* (TOTAL INVESTMENT RETURN AT NAV)
                                CLASS A SHARES

                                                    YEAR ENDED DECEMBER 31,
                                     -------------------------------------------
                                     2003     2002     2001     2000      1999
                                     ----     ----     ----     ----      ----
Government Securities Fund ......    1.54%    9.49%    6.88%   12.06%    (2.23)%
Government Mortgage Fund ........    1.31%    8.14%    7.09%   10.81%     0.03 %

                                     1998     1997     1996     1995      1994
                                     ----     ----     ----     ----      ----
Government Securities Fund ......    8.33%    9.24%    0.79%   19.51%    (3.28)%
Government Mortgage Fund ........    6.13%    8.54%    3.16%   16.40%    (2.18)%

------------
* The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. The total returns for other classes of each Fund would have been lower than the returns of the Class A shares of such Fund because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares). The total returns for the Government Securities Fund and Government Mortgage Fund for the six month period ended June 30, 2004 were (0.07)% and 0.00%, respectively. During the periods shown in the table, the highest quarterly returns for the Government Securities Fund and Government Mortgage Fund were 6.42% (for the calendar quarter ended June 30, 1995) and 5.60% (for the calendar quarter ended June 30, 1995), respectively, and the lowest quarterly returns were (3.35)% (for the calendar quarter ended March 31, 1996) and (2.52)% (for the calendar quarter ended March 31, 1994, respectively.

    AVERAGE ANNUAL TOTAL RETURNS* AS OF DECEMBER 31, 2003 (LOAD ADJUSTED)
                                               1 YEAR     5 YEAR    10 YEARS

GOVERNMENT SECURITIES FUND
  RETURNS BEFORE TAXES
    Class B Shares ..........................  (3.01)%     4.42%      5.32%
    Class I Shares ..........................   1.89 %     5.78%      6.29%
    Class A Shares ..........................  (3.28)%     4.40%      5.51%
    Benchmark Comparisons
      Lehman Brothers Government Mortgage
        Index (the Lehman Index) ............   2.73 %     6.34%      6.76%
      Lipper General U.S. Government Fund
        Average .............................   1.30 %     5.16%      5.69%
  RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Return After Taxes on Distributions** ... (4.75)% 2.18% 3.03% Returns After Taxes on Distributions and
      Sale of Class A Shares ................  (2.14)%     2.34%      3.10%

GOVERNMENT MORTGAGE FUND
  RETURNS BEFORE TAXES
    Class B Shares ..........................  (3.47)%     4.26%      5.04%
    Class I Shares ..........................   1.57 %     5.82%      6.07%
    Class A Shares ..........................  (3.51)%     4.37%      5.30%
    Benchmark Comparisons
      Lipper Average GNMA Fund ..............   1.95 %     5.61%      6.10%
      Lehman Brothers GNMA Index ............   2.85 %     6.50%      6.92%
  RETURN AFTER TAXES (CLASS A SHARES ONLY)
    Returns After Taxes on Distributions** .. (4.84)% 2.18% 2.95% Returns After Taxes on Distributions and
      Sale of Class A Shares ................  (2.29)%     2.34%      3.02%

------------
 * The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 4.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase). Sales charges do not apply to Class I shares, and the performance returns for the benchmark comparisons do not reflect the deduction of sales charges.


** After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one class of each Fund's shares, and after-tax returns for each Fund's other classes of shares will vary from the returns shown.


  Of course, the Funds' past performance is not an indication of future performance. To review the Government Securities Fund in more detail, please refer to the Government Securities Fund Prospectus and the Government Securities Fund Annual Report, both of which are enclosed.

8. WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO FUNDS? Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During its last fiscal year, the Government Mortgage Fund had a portfolio turnover rate of 246% and the Government Securities Fund had a portfolio turnover rate of 143%.

9. WHO MANAGES THE GOVERNMENT SECURITIES FUND?
  The Government Securities Fund is managed by the same management team as the Government Mortgage Fund. Each Fund is managed by the MFS Fixed Income Strategy Group, a team of portfolio managers comprised of: Michael Roberge, James T. Swanson, James J. Calmas, Joseph C. Flaherty, Jr. and Peter C. Vaream, each a Senior Vice President of MFS, and Matthew Ryan, an MFS Vice President, who have each been the Fund's portfolio manager since 2002 except Mr. Flaherty, who became a portfolio manager of the Fund effective January 1, 2004. These individuals have been employed in the investment management area of the adviser since: Mr. Roberge - 1996, Mr. Swanson - 1985, Mr. Calmas - 1988, Mr. Vaream - 1992, Mr. Flaherty - 1993 and Mr. Ryan - 1997.

10. HOW WILL THE REORGANIZATION HAPPEN?
  If the reorganization is approved, your Government Mortgage Fund shares will be converted to Government Securities Fund shares, using the Funds' respective net asset value per share prices, excluding sales charges, as of the close of trading on or about November 19, 2004. This conversion will not affect the total dollar value of your investment.

11. WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?
  The reorganization itself is a tax-free event for federal income tax purposes, and no additional gain or loss will need to be reported on your 2004 federal income tax return. That said, because the reorganization will end the Government Mortgage Fund's tax year earlier than its normal tax year, it may accelerate distributions from that Fund to its shareholders. In particular, the Government Mortgage Fund will recognize interest income, as well as net gains or losses on sales of any securities, in the short period ending on the closing date, and on or before that date it must declare a dividend or dividends paying out such income and any net gains to shareholders.

12. WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?
  Currently, the Government Mortgage Fund intends to declare daily as dividends substantially all of its net investment income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually. Although distributions may be accelerated prior to the reorganization, as described above, following the reorganization, the payment frequency for dividends and capital gains will remain unchanged from the Government Mortgage Fund's regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Government Mortgage Fund. Of course, the amount of these dividends will reflect the investment performance of the Government Securities Fund.

  The Government Securities Fund will not permit any Government Mortgage Fund shareholder holding certificates for Government Mortgage Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for Government Mortgage Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

  If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Government Securities Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Government Mortgage Fund shares in cash.

13. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO FUNDS DIFFER?
  No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS funds, are identical.

  Both Funds currently offer Class A, B and I shares. Government Securities Fund also offers Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares. Shares of both Funds may be purchased through financial advisers that have sales agreements with MFS Fund Distributors, Inc. ("MFD") at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes of shares.

  Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial adviser by the Fund's valuation time.

  Shares of both Funds may be exchanged for shares of the same class of certain other MFS funds.

14. HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?

  If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates, if you have any. If the reorganization is not approved, the Trustees will consider other options.


15. WILL THE NUMBER OF SHARES I OWN CHANGE?
  Yes, but the total value of the shares of the Government Securities Fund you receive will equal the total value of the shares of the Government Mortgage Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of your holdings will not change as a result of the reorganization.

                                 RISK FACTORS

WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE GOVERNMENT SECURITIES FUND, AND HOW DO THEY COMPARE WITH THOSE FOR THE GOVERNMENT MORTGAGE FUND?

  Because the Funds share similar goals and policies, the risks of an investment in the Government Securities Fund are similar to the risks of an investment in the Government Mortgage Fund. The Government Mortgage Fund is also subject to the risks associated with investing in government mortgage securities to a greater extent than the Government Securities Fund. The Government Mortgage Fund also may invest in mortgage dollar rolls and, therefore, may be subject to the risks of such investments to a greater extent than Government Securities Fund.

o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Funds' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Funds' portfolio will generally rise.

o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Funds' fixed income investments will affect the volatility of the Funds' share price.

o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Funds may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

o Mortgage-Backed Securities.

Maturity Risk:

  + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

    > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Funds' mortgage-backed securities will result in an unforeseen loss of interest income to the Funds as the Funds may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of a mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

    > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


  + Collateralized Mortgage Obligations: The Funds may invest in mortgage-backed securities called collateralized mortgage obligations
    (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Funds may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.


  Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. Government or its agencies will guarantee the payment of principal and interest on certain of the mortgage-backed securities purchased by the Funds.


o Active or Frequent Trading Risk: The Funds have engaged and may engage in active and frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the Funds' performance.


o As with any mutual fund, you could lose money on your investment in a Fund.

  An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


  Other Investments. In addition to the Funds' main investment strategies described above, each Fund also may buy and sell the other types of investments indicated by the comparative chart on pages 6 and 7 above. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund's Statement of Additional Information.


                                   GENERAL

  This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Government Mortgage Fund into the Government Securities Fund and the solicitation of proxies by and on behalf of the Trustees of the Government Mortgage Fund for use at the Special Meeting of Shareholders ("Meeting"). The Meeting is to be held on Wednesday, October 27, 2004 at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September 8, 2004.

  Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Government Mortgage Fund's Assistant Secretary at the principal office of the Government Mortgage Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Government Mortgage Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Government Mortgage Fund by the transfer of its assets to the Government Securities Fund in exchange for the Reorganization Shares and the assumption by the Government Securities Fund of the liabilities of the Government Mortgage Fund.


  As of August 24, 2004, there were 74,527,658.23 shares of beneficial interest of the Government Mortgage Fund outstanding. Only shareholders of record on August 24, 2004 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.


  The Trustees of the Government Mortgage Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustee's intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                  PROPOSAL REGARDING APPROVAL OR DISAPPROVAL
                   OF REORGANIZATION AND RELATED AGREEMENT
                          AND PLAN OF REORGANIZATION

  The shareholders of the Government Mortgage Fund are being asked to approve or disapprove a reorganization between the Government Mortgage Fund and the Government Securities Fund pursuant to an Agreement and Plan of Reorganization between the Funds, dated as of July 20, 2004 (the "Agreement"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

  The reorganization is structured as a transfer of the assets of the Government Mortgage Fund to the Government Securities Fund in exchange for the assumption by the Government Securities Fund of the liabilities of the Government Mortgage Fund and for that number of the Class A, Class B and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Government Securities Fund, all as more fully described below under "Information about the Reorganization."

  After receipt of the Reorganization Shares, the Government Mortgage Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders, and the Class I Reorganization Shares to its Class I shareholders, in proportion to their existing shareholdings, in complete liquidation of the Government Mortgage Fund, and the legal existence of the Government Mortgage Fund as a separate series of MFS Series Trust X, a Massachusetts business trust, under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Government Mortgage Fund will receive a number of full and fractional Class A, Class B or Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Government Mortgage Fund shares of the same class.

  Prior to the date of the transfer (the "Exchange Date"), the Government Mortgage Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

  The Trustees of the Government Mortgage Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the power of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Government Mortgage Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Government Securities Fund.


  In the event that this proposal is not approved by the shareholders of the Government Mortgage Fund, you will continue to own your Government Mortgage Fund shares, the Government Mortgage Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies and the Trustees may consider such alternatives as may be in the best interests of its shareholders.


                        BACKGROUND AND REASONS FOR THE
                           PROPOSED REORGANIZATION


  The Funds' Boards of Trustees, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each of the Funds would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Government Mortgage Fund. The Government Securities Fund and the Government Mortgage Fund have separate Boards of Trustees comprised of the same individuals.


  As discussed above, while not identical, the Government Securities Fund and the Government Mortgage Fund have substantially similar investment policies, each investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and, in the case of the Government Mortgage Fund, its authorities.

  In light of the similarity of the Funds, MFS advised the Board of Trustees of each Fund that combining the Funds would be in the best interests of shareholders of both Funds. The Board of Trustees of the Government Mortgage Fund believes that the proposed reorganization will be advantageous to the Fund's shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

   1. The reduction of overlap of funds within the MFS family of funds, thus eliminating portfolio and operational inefficiencies and creating a larger combined fund with the potential for greater growth prospects;


   2. The total expense ratio for each class of shares (except Class A) of the Government Mortgage Fund is higher than the corresponding class of shares of the Government Securities Fund;

   3. The Government Securities Fund not imposing 0.10% of its Rule 12b-1 distribution fee upon consummation of the reorganization, thus making the Class A total expense ratio of the Fund lower than that of Class A shares of the Government Mortgage Fund;


   4. The management fee paid to MFS by each Fund is equal.

   5. The opportunity for Government Mortgage Fund shareholders to move their assets into a substantially similar, but more diverse fund (which may serve more as a core holding due to the broader types of government securities held in the surviving fund's portfolio);

   6. The relative size of the funds, and the possibility that the increased size of the combined fund could provide the potential for lower expenses by spreading fixed expenses across a larger asset base;

   7. Although past performance is not an indication of future results, the Government Securities Fund generally has a better overall performance record than the Government Mortgage Fund;

   8. The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Government Mortgage Fund or its shareholders for income tax purposes as a result of the transaction;


   9. The fact that the combined fund will be managed by the same investment adviser and portfolio management team and individuals as currently manage the Government Mortgage Fund;


  10. The compatibility of the funds' service features available to shareholders; and

  11. The costs that will be borne directly or indirectly by the Funds in connection with the reorganization.

  The Board of Trustees of the Government Securities Fund considered that the reorganization presents an opportunity for the Government Securities Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Government Securities Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Government Securities Fund would realize as a result of the transaction. The Trustees believe that the Government Securities Fund shareholders could, over time, also benefit from improved diversification and potentially lower expenses (see "Synopsis, question 6" for a discussion of expenses) as a result of the reorganization.

  The Boards of Trustees of both Funds also considered that MFS could benefit from the reorganization. For example, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two.

  Based on its review and MFS advice, the Board of Trustees of each Fund has unanimously approved the proposal.

  Exchange without recognition of gain or loss for federal income tax purposes. If a Government Mortgage Fund shareholder were to redeem his or her shares to invest in another fund, such as the Government Securities Fund, gain or loss generally would be recognized by that shareholder for federal income tax purposes. Also, if the Government Mortgage Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Government Mortgage Fund's shareholders to exchange their investment for an investment in the Government Securities Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Government Securities Fund shares at net asset value at any time, at which point a taxable gain or loss would be recognized.

                     INFORMATION ABOUT THE REORGANIZATION


  Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the "Agreement"). The Agreement provides that the Government Securities Fund will acquire the assets of the Government Mortgage Fund in exchange for the assumption by the Government Securities Fund of all liabilities of the Government Mortgage Fund and for the issuance of Class A, Class B and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day following the time as of which the Funds' shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on November 19, 2004, or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.


  The Government Mortgage Fund will sell its assets to the Government Securities Fund, and in exchange, the Government Securities Fund will assume all liabilities of the Government Mortgage Fund and deliver to the Government Mortgage Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Government Mortgage Fund attributable to its Class A shares, less the value of the liabilities of the Government Mortgage Fund assumed by the Government Securities Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Government Mortgage Fund attributable to its Class B shares, less the value of the liabilities of the Government Mortgage Fund assumed by the Government Securities Fund attributable to such Class B shares; and (iii) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of assets of the Government Mortgage Fund attributable to its Class I shares, less the value of the liabilities of the Government Mortgage Fund assumed by the Government Securities Fund attributable to such Class I shares.


  Immediately following the Exchange Date, the Government Mortgage Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Government Mortgage Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Government Mortgage Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Government Mortgage Fund, and Class I Reorganization Shares being distributed to holders of Class I shares of the Government Mortgage Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class I shares of the Government Mortgage Fund will receive a number of Class A, Class B and Class I Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B and Class I shares, respectively, of the Government Mortgage Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Government Securities Fund in the name of such Government Mortgage Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class I Reorganization Shares due such shareholder. New certificates for Reorganization Shares will be issued only upon written request.


  The Trustees of each Fund have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

  The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the Government Securities Fund and the Government Mortgage Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

  The fees and expenses for the transaction are estimated to be approximately $305,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement.


  Description of the Reorganization Shares. Reorganization Shares will be issued to the Government Mortgage Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B and Class I shares of the Government Securities Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but Government Mortgage Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. Class A shares are subject to a Rule 12b-1 fee at the annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares. However, if the reorganization is approved, a portion of the Class A Rule 12b-1 fee equalling 0.10% will not be charged until such date as the Trustees may determine. Class B shares of the Government Securities Fund are sold without a sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares received by holders of Class B shares of the Government Mortgage Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Government Mortgage Fund. Class B shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. Class I shares are sold without a sales charge and are not subject to a Rule 12b-1 fee. Class I shares are available exclusively to certain investors. Each class of shares of the Government Securities Fund generally are subject to redemption fees on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange).


  Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Government Securities Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Government Securities Fund's shares are currently divided into nine classes - Class A, Class B, Class C, Class I, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Government Securities Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Government Securities Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Government Securities Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Government Securities Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Government Securities Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Government Mortgage Fund are currently subject to this same risk of shareholder liability.


  Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes:


    (a) The reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Government Securities Fund and Government Mortgage Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) under Section 361 of the Code, no gain or loss will be recognized by the Government Mortgage Fund upon the transfer of its assets to the Government Securities Fund in exchange for Reorganization Shares and the assumption by the Government Securities Fund of the Government Mortgage Fund's liabilities, or upon the distribution of the Reorganization Shares by the Government Mortgage Fund to its shareholders in liquidation;

    (c) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Government Mortgage Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Government Mortgage Fund;


    (d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Fund's shareholders receive in exchange for their Government Mortgage Fund shares will be the same as the aggregate tax basis of the Government Mortgage Fund shares exchanged therefore;


    (e) under Section 1223(1) of the Code, a Government Mortgage Fund shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Government Mortgage Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Government Mortgage Fund shares as a capital asset;

    (f) under Section 1032 of the Code, no gain or loss will be recognized by the Government Securities Fund upon receipt of the assets transferred to the Government Securities Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Government Securities Fund of the liabilities of the Government Mortgage Fund;

    (g) under Section 362(b) of the Code, the Government Securities Fund's tax basis in the assets that the Government Securities Fund receives from the Government Mortgage Fund will be the same as the Government Mortgage Fund's tax basis in such assets immediately prior to such exchange;

    (h) under Section 1223(2) of the Code, the Government Securities Fund's holding periods in such assets will include the Government Mortgage Fund's holding periods in such assets; and

    (i) under Section 381 of the Code, the Government Securities Fund will succeed to the capital loss carryovers of the Government Mortgage Fund, if any, but the use by the Government Securities Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.


  The opinion will be based on certain factual certifications made by officers of MFS Series Trust X, on behalf of the Government Mortgage Fund, and of the Government Securities Fund and will also be based on customary assumptions. Notwithstanding paragraphs (b) and (g) above, the Agreement provides that the tax opinion may state that no opinion is expressed as to the effect of the reorganization on the Funds or any Government Mortgage Shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.


  Prior to the Exchange Date, the Government Mortgage Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.


  This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

  Additional Tax Considerations. As of July 31, 2004, the Government Mortgage Fund had capital loss carryovers of approximately $22,889,991, which expire as of the dates in the following chart. If the reorganization is approved by shareholders, the stated expiration dates will be accelerated to the dates listed in the second column below:

                               Post-Reorganization
Expiration Date                  Expiration Date                 Amount
July 31, 2005            Reorganization Closing Date          $ 1,857,304
July 31, 2007            February 28, 2006                    $ 5,100,994
July 31, 2008            February 28, 2007                    $ 5,253,445
July 31, 2009            February 29, 2008                    $ 7,028,166
July 31, 2012            February 28, 2011                    $ 3,650,082
Total                                                         $22,889,991

  Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.


  If the reorganization occurs, the Government Securities Fund's ability to use the Government Mortgage Fund's capital loss carryovers to offset future realized capital gains will be subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.

  In December 2002, the Funds discovered that, contrary to their previous tax election, market discount associated with their asset-backed and mortgage-backed securities had not been properly accrued and, therefore, had omitted such accruals from income over a multi-year period. However, in accordance with industry practice, the Funds had over the same time period reclassified paydown gains to account for their market discount such that the Funds likely distributed more than was necessary in any event. Subject to an IRS ruling, the Government Securities Fund expects to reduce its distributions accordingly through February 28, 2005, and it is expected that such reductions will have a de minimis impact on its income distributions.

  Capitalization. The following table shows the capitalization of the Funds as of February 29, 2004, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:


                             GOVERNMENT    GOVERNMENT                 PRO FORMA
                             SECURITIES     MORTGAGE    PRO FORMA      COMBINED
                                FUND          FUND     ADJUSTMENTS       FUND

Net assets (000's omitted)
  Class A .................   $803,974    $471,733       $  --       $1,275,707
  Class B .................   $255,512    $ 64,532       $  --       $  320,044
  Class I .................   $168,124    $      5       $  --       $  168,129

Shares outstanding
 (000's omitted)
  Class A .................     81,668      71,414        47,940*       129,608
  Class B .................     25,994       9,727         6,565*        32,559
  Class I .................     17,092           1             1*        17,093

Net asset value per share
  Class A .................   $   9.84    $   6.61                   $     9.84
  Class B .................   $   9.83    $   6.63                   $     9.83
  Class I .................   $   9.84    $   6.65**                 $     9.84

----------
 * If the reorganization had taken place on February 29, 2004, the Government Mortgage Fund would have received $47,940,405, $6,564,795, and $517 Class A, B and I shares respectively, of the Government Securities Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Government Mortgage Fund will receive on the Exchange Date. The foregoing is merely an example of what the Government Mortgage Fund would have received and distributed had the reorganization been consummated on February 29, 2004, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.
** Due to the small asset base of Government Mortgage Fund, Class I, the net asset value per share based on rounded amounts is not in accord with the actual net asset value per share on February 29, 2004.

  Unaudited pro forma combined financial statements of the Funds as of February 29, 2004 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Government Securities Fund will be the surviving Fund following the reorganization and because the Government Securities Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Government Mortgage Fund to the Government Securities Fund as contemplated by the Agreement.

  THE TRUSTEES OF THE GOVERNMENT MORTGAGE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT.


                              VOTING INFORMATION

  Required Vote. Proxies are being solicited from the Government Mortgage Fund's shareholders by its Trustees for the Meeting to be held on Wednesday, October 27, 2004 at 2:00 p.m. at 500 Boylston St., 24th floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Government Mortgage Fund entitled to vote. Under the Investment Company Act of 1940, as amended, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the power of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the power of the outstanding voting securities.

  Record Date, Quorum and Method of Tabulation. Shareholders of record of the Government Mortgage Fund at the close of business on August 24, 2004 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the power of the shares of the Government Mortgage Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Government Mortgage Fund as the vote tabulator for the Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.


  As of August 24, 2004, the officers and Trustees of the Government Mortgage Fund as a group beneficially owned less than 1% of any class of the outstanding shares of the Government Mortgage Fund. To the best of the knowledge of the Government Mortgage Fund, as of the record date the following shareholders owned of record or beneficially 5% or more of the following classes of the Government Mortgage Fund's outstanding shares:

                       SHAREHOLDER NAME            PERCENTAGE      PRO FORMA
CLASS                    AND ADDRESS                  OWNED     PERCENTAGE OWNED
-----                    -----------                  -----     ----------------
  B    Merrill Lynch Pierce Fenner & Smith Inc.       7.74%          1.55%
       for the sole benefit of its customers
       4800 Deer Lake Drive E
       Jacksonville, FL 32246-6486
  I    Massachusetts Financial Services Co.          98.64%          0.00%
       500 Boylston Street
       Boston, MA 02116-3740

  The votes of the shareholders of the Government Securities Fund are not being solicited because their approval or consent is not necessary for this transaction. As of August 24, 2004, the officers and Trustees of the Government Securities Fund as a group beneficially owned less than 1% of the outstanding shares of the Government Securities Fund. To the best of the knowledge of the Government Securities Fund, as of August 24, 2004, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Government Securities Fund:

                      SHAREHOLDER NAME            PERCENTAGE      PRO FORMA
CLASS                   AND ADDRESS                  OWNED     PERCENTAGE OWNED
-----                   -----------                  -----     ----------------

A      Merrill Lynch Pierce Fenner & Smith Inc.      6.80%         4.36%
       for the sole benefit of its customers
       4800 Deer Lake Drive E
       Jacksonville, FL 32246-6486
A      The Guardian Insurance & Annuity Co. Inc.     8.04%         5.16%
       c/o Paul Iannelli Equity Accounting
       3900 Burgess Pl
       Bethlehem, PA 18017-9097
A      Citigroup Global Markets Inc.                30.90%         19.82%
       Surpass House Account
       Attn. Cindy Tempesta 7th Floor
       333 West 34th Street
       New York, NY 10001-2402
B      Merrill Lynch Pierce Fenner & Smith Inc.      6.29%         5.03%
       for the sole benefit of its customers
       4800 Deer Lake Drive E
       Jacksonville, FL 32246-6486
I      State Street Bank & Trust Co. Cust           53.15%         53.15%
       MFS Moderate Allocation Fund
       801 Pennsylvania Avenue
       Kansas City, MO 64105-1307
I      State Street Bank & Trust Co. Cust           24.34%         24.34%
       MFS Growth Allocation Fund
       801 Pennsylvania Avenue
       Kansas City, MO 64105-1307
I      State Street Bank & Trust Co. Cust           20.45%         20.45%
       MFS Conservative Allocation Fund
       801 Pennsylvania Avenue
       Kansas City, MO 64105-1307

  Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFD and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Government Mortgage Fund has retained at its own expense Georgeson Shareholder Services to aid in the solicitation of instructions for nominee and registered accounts for a fee of $52,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The Government Mortgage Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.


  Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

  Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.


  Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Government Mortgage Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

  Shareholder Proposals. The Government Mortgage Fund does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Government Mortgage Fund, c/o James R. Bordewick, Jr., Assistant Secretary, at 500 Boylston Street, 20th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees of Government Mortgage Fund makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

  Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Government Mortgage Fund pays the costs of any additional solicitation and of any adjourned session.


                                MISCELLANEOUS

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
  The audited financial statements of the Government Mortgage Fund and the Government Securities Fund for the fiscal periods ended July 31, 2003 and February 29, 2004, respectively, included in the Statements of Additional Information, have been audited by Deloitte & Touche LLP, Independent Registered Public Accountants, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended July 31, 2003 and February 29, 2004, respectively. The financial statements audited by Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

  The Government Mortgage Fund and the Government Securities Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 233 Broadway, New York, NY 10279. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http:// www.sec.gov).


OTHER BUSINESS
  Management of the Government Mortgage Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.
  Please advise the Government Mortgage Fund, in care of MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111-1738, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

September 8, 2004

MFS GOVERNMENT MORTGAGE FUND, a series of
MFS SERIES TRUST X
500 Boylston Street
Boston, MA 02116

                                                                    APPENDIX A


                     AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 20th day of July, 2004, by and between MFS Series Trust X, a Massachusetts business trust ("Trust X"), on behalf of MFS Government Mortgage Fund, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MFS Government Securities Fund (the "Surviving Fund"), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116.


  This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the "Regulations") of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (1) the transfer of the assets of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the liabilities of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value ("shares"), in the Surviving Fund (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganization").

  All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund (each a "Fund") contained herein shall be deemed to be representations, warranties, covenants and obligations of the Surviving Fund and Trust X, acting on behalf of the Acquired Fund respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, the Surviving Fund and Trust X, acting on behalf of the Acquired Fund, respectively.

  The Acquired Fund's shares are divided into three classes, designated Class A, Class B, and Class I shares (the "Class A Acquired Fund Shares," "Class B Acquired Fund Shares," and "Class I Acquired Fund Shares," respectively, and collectively, the "Acquired Fund Shares"). The Surviving Fund's shares are divided into nine classes, including three classes designated Class A, Class B, and Class I shares (the "Class A Reorganization Shares," "Class B Reorganization Shares," and "Class I Reorganization Shares," respectively), which three classes are the only classes of the Surviving Fund's shares involved in the Reorganization and thus included in the term "Reorganization Shares." Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Funds' Class A, Class B, and Class I shares correspond to each other.

  In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION


  1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Date (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by Trust X's Treasurer or Assistant Treasurer and delivered by Trust X to the Surviving Fund pursuant to paragraph 5.6 hereof (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities and any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date (as defined in paragraph 1.3 hereof) which are not reflected on the Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the close of business on the Valuation Date (the "Acquired Fund Shareholders"), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").


  1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets.

  1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares. Such liquidation and distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Reorganization Shares due that shareholder, the account for each Acquired Fund Shareholder of Class B Acquired Fund Shares shall be credited with the respective pro rata number of Class B Reorganization Shares due that shareholder, and the account for each required Fund Shareholder of Class I Acquired Fund Shares shall be credited with the respective pro rata number of Class I Reorganization Shares due that Shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

  1.4 Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

  1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

  1.6 The Acquired Fund shall be terminated promptly following the Liquidation Date.

2. VALUATION
  2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Surviving Fund, in the manner set forth in the Surviving Fund's Amended and Restated Declaration of Trust ("the Surviving Fund's Declaration of Trust") or By-laws and the Surviving Fund's then-current prospectus and statement of additional information, to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, in the manner set forth in Trust X's Amended and Restated Declaration of Trust ("Trust X's Declaration of Trust") or By-laws and the Acquired Fund's then-current prospectus and statement of additional information. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

  2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph), (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed), and (c) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed).

  2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Surviving Fund and the Acquired Fund, as applicable.

3. CLOSING AND CLOSING DATE
  3.1 The Closing Date shall be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than November 22, 2004. The Closing shall be held at 8:00 a.m., Boston time, at the offices of the Surviving Fund, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

  3.2 Portfolio securities shall be delivered by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Government Securities Fund" or in the name of any successor organization.

  3.3 If on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 21, 2004, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

  3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Valuation Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES
  4.1 Trust X, on behalf of the Acquired Fund, represents and warrants to the Surviving Fund, as follows:


    (a) Trust X is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out this Agreement. Neither Trust X nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust X, subject to the approval of the shareholders of the Acquired Fund. Trust X has all necessary federal, state and local authorizations to own all of the properties and assets of Trust X and to carry on its business as now being conducted.


    (b) Trust X is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect; and the Acquired Fund is a duly established and designated series thereof;

    (c) Trust X is not, and the execution, delivery and performance of this Agreement by Trust X will not result, in violation of any provision of Trust X's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust X is a party or by which Trust X or the Acquired Fund is bound;

    (d) Trust X has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (e) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquired Fund or any of its properties or assets. Trust X knows of no facts that might form the basis for the institution of such proceedings, and Trust X is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


    (f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of July 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended July 31, 2003 and July 31, 2002 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accountants, and present fairly in all material respects the financial position of the Acquired Fund as of July 31, 2003 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;


    (g) Since July 31, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph
  (g), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

    (h) As of the Closing Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of Trust X's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

    (i) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of sections 851 through 855 of the Code apply to Acquired Fund for the remainder of its current taxable year beginning August 1, 2003, and will continue to apply to it through the Closing Date.

    Acquired Fund will declare to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing (a) all of the excess of (i) Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (after reduction for any capital loss carryover) in each case for both the taxable year ending on July 31, 2004 and the short taxable year beginning on August 1, 2004, and ending on the Closing Date. Such dividends will be made to ensure continued qualification of Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

    (j) The authorized capital of Trust X consists of an unlimited number of shares, divided into sixteen series and, with respect to the Acquired Fund, into three classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust X. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust X does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

    (k) Except as previously disclosed to the Surviving Fund, at the Closing Date Trust X will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust X (with the exception of the approval of this Agreement by the Acquired Fund's shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of Trust X enforceable in accordance with its terms, subject to the approval of such shareholders;

    (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by the Surviving Fund's representation and warranty in paragraph 4.2(n) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

    (p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

    (q) The current prospectus and statement of additional information of the Acquired Fund, each dated December 1, 2003, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

    (r) The Acquired Fund incurred the Liabilities in the ordinary course of its business;

  4.2 The Surviving Fund represents and warrants to Trust X, on behalf of the Acquired Fund, as follows:


    (a) The Surviving Fund is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out this Agreement. Neither Trust X nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by the Surviving Fund. The Surviving Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.


    (b) The Surviving Fund is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

    (c) The current prospectus and statement of additional information of the Surviving Fund, each dated July 1, 2004, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by Trust X's representation and warranty in paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

    (e) The Surviving Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Surviving Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund is a party or by which the Surviving Fund is bound;

    (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Surviving Fund or any of its properties or assets, except as previously disclosed in writing to the Acquired Fund. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings, and the Surviving Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

    (g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of February 29, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended February 29, 2004 and February 28, 2003 (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accountants, and present fairly in all material respects the financial position of the Surviving Fund as of February 29, 2004 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

    (h) Since February 29, 2004, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph
  (h), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

    (i) As of the Closing Date, the Surviving Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

    (j) For federal income tax purposes, Surviving Fund qualifies as a regulated investment company, and the provisions of sections 851 through 855 of the Code will apply to Surviving Fund for the remainder of its current taxable year beginning March 1, 2004, and will continue to apply to it through the Closing Date.


    (k) The authorized capital of the Surviving Fund consists of an unlimited number of shares divided into nine classes, at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;


    (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms;

    (m) The Reorganization Shares to be issued and delivered to Trust X pursuant to the terms of this Agreement will have been duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund;

    (n) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

    (o) The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

    (p) All of the Surviving Fund's issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

    (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws;

    (r) No consideration other than Reorganization Shares (and the Surviving Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

5. COVENANTS
  5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

  5.2 Trust X will call a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

  5.3 Trust X covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

  5.4 Trust X will provide such information as the Surviving Fund reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

  5.5 Subject to the provisions of this Agreement, Trust X and the Surviving Fund each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

  5.6 Trust X will furnish to the Surviving Fund on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust X or its designee will furnish to the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

  5.7 The Surviving Fund will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

  5.8 The Surviving Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement. Trust X agrees to provide the Surviving Fund with information applicable to Trust X and the Acquired Fund required under the Acts for inclusion in the Proxy Statement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRUST
  The obligations of Trust X to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1 All representations and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

  6.2 The Surviving Fund shall have delivered to Trust X on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust X and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Trust X shall reasonably request; and

  6.3 Trust X shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), the Surviving Fund's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust X, to the effect that:

    (a) The Surviving Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement;

    (b) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust X, is a valid and binding obligation of the Surviving Fund enforceable against the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

    (c) the Reorganization Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Funds, and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Surviving Fund's Declaration of Trust or By-laws;

    (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Surviving Fund's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Surviving Fund is a party or by which it is bound;

    (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

    (f) The descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the Surviving Fund, are accurate in all material respects;

    (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to the Surviving Fund, required to be described in the Registration Statement that are not described as required;


    (h) the Surviving Fund is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and


    (i) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the Surviving Fund or any of the Surviving Fund's properties or assets, and the Surviving Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust X or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust X, its Board of Trustees and its officers and of the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust X may reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
  The obligations of the Surviving Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust X of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

  7.1 All representations and warranties of Trust X, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

  7.2 Trust X shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund's portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust X;

  7.3 Trust X shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust X, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Surviving Fund shall reasonably request; and

  7.4 The Surviving Fund shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of MFS, Trust X's investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

    (a) Trust X is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of Trust X;

    (b) this Agreement has been duly authorized, executed and delivered by Trust X and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by the Surviving Fund, is a valid and binding obligation of Trust X enforceable against Trust X and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

    Trust X, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

    (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust X's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust X is a party or by which it or the Acquired Fund is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Surviving Fund is a party or by which it is bound;

    (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

    (e) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust X and the Acquired Fund, are accurate in all material respects;

    (f) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to Trust X or the Acquired Fund, required to be described in the Proxy Statement that are not described as required;


    (g) Trust X is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and


    (h) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust X or the Acquired Fund or any of the Acquired Fund's properties or assets, and Trust X is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust X and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust or the Acquired Fund, the Proxy Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the Surviving Fund, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND
   TRUST X
  The obligations of Trust X hereunder are, at the option of the Surviving Fund, and the obligations of the Surviving Fund hereunder are, at the option of Trust X, each subject to the further conditions that on or before the Closing
Date:

  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust X's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

  8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

  8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Surviving Fund or Trust X to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either the Surviving Fund or Trust X may waive any such conditions for itself or Trust X may waive any such conditions for itself or the Acquired Fund, respectively;

  8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

  8.5 The Acquired Fund shall have distributed to its shareholders, on or immediately before the Closing Date, all of its (a) "investment company taxable income" (within the meaning of Section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in Section 1222(11) of the Code), after reduction by any capital loss carryforward, each for its taxable year ending on July 31, 2004 and its short taxable year ending on the Closing Date;

  8.6 Trust X and the Surviving Fund shall have received an opinion of Ropes & Gray LLP ("Tax Counsel"), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

    (a) The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Surviving Fund and Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by Surviving Fund upon the receipt of the assets of Acquired Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the liabilities of Acquired Fund;

    (c) The basis in the hands of Surviving Fund of the assets of Acquired Fund transferred to Surviving Fund in the Transaction will be the same as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer;

    (d) The holding periods of the assets of Acquired Fund in the hands of Surviving Fund will include the periods during which such assets were held by Acquired Fund;

    (e) No gain or loss will be recognized by Acquired Fund upon the transfer of Acquired Fund's assets to Surviving Fund in exchange for Reorganization Shares and the assumption by Surviving Fund of the liabilities of Acquired Fund, or upon the distribution of Reorganization Shares by Acquired Fund to its shareholders in liquidation;

    (f) No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

    (g) The aggregate basis of Reorganization Shares that an Acquired Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

    (h) An Acquired Fund shareholder's holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

    (i) Surviving Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code. Surviving Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

  Notwithstanding paragraphs (c) and (e) above, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The Surviving Fund and Trust X each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, the Surviving Fund and Trust X may not waive in any material respect the condition set forth in this paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES; CONTINGENT DEFERRED SALES CHARGES; CERTAIN TAX MATTERS; CERTAIN RECORDS
  9.1 The Surviving Fund and the Trust X each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

  9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

  9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a "CDSC"), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund's Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

  9.4 Trust X agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing August 1, 2003 and ending on the Closing Date.

  9.5 Trust X agrees that it or its designee shall, on behalf of the Acquired Fund, deliver to the Surviving Fund on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the year ended December 31, 2002, for the year ended December 31, 2003, and the period commencing January 1, 2004, through the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder's Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10. ENTIRE AGREEMENT
  The Surviving Fund and Trust X agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in
Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. TERMINATION
  11.1 This Agreement may be terminated by the mutual agreement of the Surviving Fund and Trust X. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

    (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

    (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

  11.2 In the event of any such termination, there shall be no liability for damages on the part of either the Surviving Fund or Trust X, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS
  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust X and the Surviving Fund; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Date.

13. NOTICES
  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to the Surviving Fund or Trust X (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. MISCELLANEOUS
  14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

  14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  14.5 A copy of the Surviving Fund's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust X acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust X further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

  14.6 A copy of Trust X's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Surviving Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of Trust X's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust X in accordance with its proportionate interest hereunder. The Surviving Fund further acknowledges that the assets and liabilities of each series of Trust X are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

  14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

                             MFS SERIES TRUST X, ON ITS BEHALF AND ON BEHALF OF MFS GOVERNMENT MORTGAGE FUND, ONE OF ITS SERIES

                             By: ----------------------------------------------
                                 James R. Bordewick, Jr.
                                 Assistant Secretary

                             MFS GOVERNMENT SECURITIES FUND, ON ITS BEHALF

                             By: ----------------------------------------------
                                 Robert J. Manning
                                 President

                                                               MGP-MER-PRX-9/04
                                                                            62M

                                 MFS(R) GOVERNMENT SECURITIES FUND

                   SUPPLEMENT TO THE SEPTEMBER 8, 2004 PROSPECTUS/PROXY STATEMENT

Effective immediately, the Capitalization Table under the section "Information about the
   Reorganization" is hereby restated as follows:

Capitalization. The following table shows the capitalization of the Funds as of February 29, 2004, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                            GOVERNMENT    GOVERNMENT
                                            SECURITIES     MORTGAGE        PRO FORMA     PRO FORMA
                                               FUND          FUND          ADJUSTMENTS  COMBINED FUND
                                       --------------------------------------------------------------
Net Assets (000's omitted)
    Class A                                 $  803,974    $  471,733         $(212)^     $1,275,495
    Class B                                 $  255,512    $   64,532          $(53)^     $  319,991
    Class I                                 $  168,124    $        5          $(28)^     $  168,101

Shares Outstanding (000's omitted)
    Class A                                     81,668        71,414          47,940*       129,608
    Class B                                     25,994         9,727           6,565*        32,559
    Class I                                     17,092             1               1*        17,093

Net asset value per share
    Class A                                 $     9.84      $     6.61                   $     9.84
    Class B                                                 $     6.63                   $     9.83
    Class I                                 $     9.84      $     6.65**                 $     9.83


^  Amount reflects estimated pro rata reorganization costs for each class shown in the table.

*  If the reorganization had taken place on February 29, 2004, the Government Mortgage Fund would have received 47,940,405, 6,564,795, and 517 Class A, B, and I shares respectively, of the
   Government Securities fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Government Mortgage Fund will receive on the Exchange Date. The foregoing is merely an example of what the Government
   Mortgage Fund would have received and distributed had the reorganization been consummated on
   February 29, 2004, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

** Due to the small asset base of Government Mortgage Fund, Class I, the net asset value per share based on rounded amounts is not in accord with the actual net asset value per share on February
   29, 2004.


                         THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 8, 2004.

                             [FORM OF PROXY BALLOT]
          MFS GOVERNMENT MORTGAGE FUND, A SERIES OF MFS SERIES TRUST X

                                  PROXY BALLOT

             PROXY FOR A MEETING OF SHAREHOLDERS, OCTOBER 27, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints James R. Bordewick, Jr., Richard M. Hisey, Robert J. Manning, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of MFS Government Mortgage Fund, a series of MFS Series Trust X, on Wednesday, October 27, 2004 at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Trustees recommend a vote for the proposal on the reverse side.

OPTIONS FOR SUBMITTING PROXY
1. Return the attached proxy card using the enclosed envelope.
2. Vote via the internet following the instructions on your proxy card.
3. Call the toll-free number on your proxy card.

To vote via the internet or telephone, you must have the Control Number listed near your name.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                  PLEASE FOLD AT PERFORATION BEFORE DETACHING

MFS GOVERNMENT MORTGAGE FUND

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?

Telephone

              Please mark your choice [x] in blue or black ink.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE PROPOSAL LISTED BELOW.

Dear Shareholder:

YOUR VOTE IS IMPORTANT. Please help us    PROPOSAL:               For [ ]               Against [ ]            Abstain [ ]
to eliminate the expense of follow-up
mailings by executing and returning         1.  Approval of an Agreement and Plan of Reorganization providing for the transfer of
this Proxy as soon as possible. A               the assets of MFS Government Mortgage Fund, a series of MFS Series Trust X, to MFS
postage-paid business reply envelope is         Government Securities Fund in exchange for shares of beneficial interest of MFS
enclosed for your convenience.                  Government Securities Fund and the assumption by MFS Government Securities Fund of the liabilities of MFS Government Mortgage Fund, and the distribution of such
Thank you!                                      shares to the shareholders of MFS Government Mortgage Fund in liquidation of MFS
                                                Government Mortgage Fund and the termination of MFS Government Mortgage Fund.

Please fold at perforation before               Please be sure to sign and date this Proxy.
detaching.
                                                Date:
                                                      -------------------

                                                Shareholder sign here                        Co-owner sign here

                                                ----------------------------                 ----------------------------

                                   FORM N-14
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

          Relating to the Acquisition of the Assets and Liabilities of
                         MFS GOVERNMENT MORTGAGE FUND,
                        a series of MFS Series Trust X,
                         by and exchange for shares of
                         MFS GOVERNMENT SECURITIES FUND

                               September 8, 2004

This Statement of Additional Information (the "Statement") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of MFS Government Securities Fund (the "Government Securities Fund") dated September 8, 2004 relating to the sale of all or substantially all of the assets of MFS Government Mortgage Fund (the " Government Mortgage Fund") to the Government Securities Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111 or by calling 1-800-225-2606.

                               TABLE OF CONTENTS

    Additional Information about the Government Securities Fund            B-1
    Additional Information about the Government Mortgage Fund              B-1
    Independent Auditors and Financial Statements                          B-1
    Unaudited Pro Forma Financial Statements                               B-2

          ADDITIONAL INFORMATION ABOUT THE GOVERNMENT SECURITIES FUND

The Government Securities Fund's Statement of Additional Information dated July 1, 2004, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

           ADDITIONAL INFORMATION ABOUT THE GOVERNMENT MORTGAGE FUND

The Government Mortgage Fund's Statement of Additional Information dated December 1, 2003, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for the Government Securities Fund and the Government Mortgage Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Government Securities Fund and the Government Mortgage Fund.

The following documents are incorporated by reference into this Statement: (i) the Government Securities Fund's Annual Report for the fiscal year ended February 29, 2004; (ii) the Government Mortgage Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2003; and (iii) the Government Mortgage Fund's Semi-Annual Report for the six month period ended January 31, 2004. The audited annual financial statements for the Government Securities Fund and the Government Mortgage Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center (address noted above) and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. or on the EDGAR database on the SEC's internet site (HTTP://WWW.SEC.GOV). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (PUBLICINFO@SEC.GOV) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on February 28, 2003 and the unaudited pro forma combined statement of operations for the twelve months ended February 29, 2004 presents the results of operations of Government Securities Fund as if the combination with Government Mortgage Fund had been consummated on February 28, 2003. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on February 28, 2003. The historical statements have been derived from the Government Securities Fund's and the Government Mortgage Fund's books and records utilized in calculating daily net asset value on February 29, 2004 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Government Mortgage Fund to the Government Securities Fund in exchange for the assumption by the Government Securities Fund of the stated liabilities of the Government Mortgage Fund and for a number of the Government Securities Fund's shares equal in value to the value of the net assets of the Government Mortgage Fund transferred to the Government Securities Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Government Securities Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Fund in carrying out its obligations under the Plan of Reorganization.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Government Securities Fund and the Government Mortgage Fund incorporated by reference in this Statement of Additional Information.

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (UNAUDITED)
FEBRUARY 29, 2004

                                                                                                               MFS Government
                                             MFS Government       MFS Government           Pro Forma          Securities Fund
Bonds                                       Securities Fund        Mortgage Fund          Adjustments       (Pro Forma Combined)
------------------------------------------------------------------------------------------------------------------------------------
                                      Principal                Principal                               Principal
                                           (000                     (000                                    (000
Issuer                                 Omitted)          Value  Omitted)           Value                 Omitted)            Value
                                      ------------------------ -------------------------               ----------------------------
AGENCY- OTHER
   Financing Corp., 10.7%, 2017         $14,360    $22,824,688        $-              $-                  $14,360      $22,824,688
   Financing Corp., 9.8%, 2018           14,975     22,548,187         -               -                   14,975       22,548,187
   Financing Corp., 10.35%, 2018          8,400     13,135,307         -               -                    8,400       13,135,307
                                                   $58,508,182         -              $-                               $58,508,182

ASSET BACKED & SECURITIZED
   Freddie Mac, 3.108%, 2035              2,120     $2,135,354         -              $-                    2,120       $2,135,354

MORTGAGE BACKED
   Fannie Mae, 5%, 2017 -2018             2,494     $2,563,470     9,902     $10,177,830                   12,396      $12,741,300
   Fannie Mae, 5.5%, 2017-2034          182,110    186,413,064    32,980      33,765,616                  215,090      220,178,680
   Fannie Mae, 6%, 2016 - 2033          174,236    182,127,440    15,000      15,614,070                  189,236      197,741,510
   Fannie Mae, 6.5%, 2005 -2033         106,404    112,109,998         -               -                  106,404      112,109,998
   Fannie Mae, 6.942%, 2007               8,475      9,407,240         -               -                    8,475        9,407,240
   Fannie Mae, 7%, 2029 -2031             2,503      2,658,883         -               -                    2,503        2,658,883
   Fannie Mae, 7.5%, 2013-2031            5,319      5,699,466         -               -                    5,319        5,699,466
   Fannie Mae, 8.5%, 2004-2007                -              -        13          13,923                       13           13,923
   Fannie Mae, 9%, 2004-2007                  -              -       210         222,171                      210          222,171
   Freddie Mac, 5.5%, 2033               35,667     36,541,169     4,869       4,988,455                   40,536       41,529,624
   Freddie Mac, 6%, 2017-2033            12,093     12,753,532    14,870      15,475,280                   26,963       28,228,812
   Freddie Mac, 6.5%, 2016 - 2029         7,963      8,420,306         -               -                    7,963        8,420,306
   Freddie Mac, 7%, 2030                    403        427,429         -               -                      403          427,429
   Freddie Mac, 7.5%, 2025- 2028            704        759,759         -               -                      704          759,759
   Freddie Mac, 8.5%, 2009                    -              -         0   *         242                        0*             242
   Freddie Mac, 9%, 2020-2021                 -              -        51          57,131                       51           57,131
   Freddie Mac, 9.5%, 2013-2021               -              -        45          50,424                       45           50,424
   Ginnie Mae, 5%, 2033                       -              -     9,850       9,891,357                    9,850        9,891,357
   Ginnie Mae, 5.4448%, 2015                  -              -     2,628       2,766,087                    2,628        2,766,087
   Ginnie Mae, 5.5%, 2033                     -              -    96,779      99,470,355                   96,779       99,470,355
   Ginnie Mae, 6%, 2032-2033                  -              -    96,564     100,907,688                   96,564      100,907,688
   Ginnie Mae, 6.114%, 2021                   -              -     5,000       5,512,707                    5,000        5,512,707
   Ginnie Mae,  6.5%, 2023-2033          12,163     12,854,894   102,515     108,432,804                  114,678      121,287,698
   Ginnie Mae, 7%, 2028-2032                  -              -    55,590      59,202,610                   55,590       59,202,610
   Ginnie Mae, 7.5%, 2022-2032            3,459      3,712,883    19,654      21,025,631                   23,113       24,738,514
   Ginnie Mae, 8%, 2017-2030                  -              -       739         807,174                      739          807,174
   Ginnie Mae, 8.5%, 2005 -2030             791        878,597       270         292,922                    1,061        1,171,519
   Ginnie Mae, 9%, 2008-2022                  -              -       147         163,230                      147          163,230
   Ginnie Mae, 9.5%, 2009-2010                -              -       746         830,080                      746          830,080
   Ginnie Mae,  10.75%, 2016                 12         14,074         -               -                       12           14,074
   Ginnie Mae,  11.5%, 2010 - 2018           80         93,077         -               -                       80           93,077
   Ginnie Mae,  12%, 2013-2015               44         51,715         -               -                       44           51,715
   Ginnie Mae,  12.5%, 2011                 181        207,651        90         103,003                      271          310,654
                                                --------------              ------------                            --------------
                                                  $577,694,647              $489,770,790                            $1,067,465,437
                                                --------------              ------------                            --------------

U.S GOVERNMENT AGENCIES
   Aid to Israel, 5.5%, 2023             16,567    $17,103,937         -              $-                   16,567      $17,103,937
   Empresa Energetica Cornito Ltd.,
     6.07%, 2010                          9,580     10,528,803         -               -                    9,580       10,528,803
   Fannie Mae, 3.25%, 2008               76,469     76,958,707         -               -                   76,469       76,958,707
   Fannie Mae, 5.5%, 2006-2011           58,270     63,855,378         -               -                   58,270       63,855,378
   Fannie Mae, 6%, 2008                  19,672     22,032,719         -               -                   19,672       22,032,719
   Federal Home Loan Bank,
     2.25%, 2006                         17,205     17,333,108         -               -                   17,205       17,333,108
   Federal Home Loan Bank,
     2.875%, 2006                        27,485     27,975,745         -               -                   27,485       27,975,745
   Federal Home Loan Bank,
     4.5%, 2013                           9,795      9,870,921         -               -                    9,795        9,870,921
   Freddie Mac, 2.75%, 2008              49,031     48,826,296         -               -                   49,031       48,826,296
   Freddie Mac, 2.875%, 2006             25,573     25,967,898         -               -                   25,573       25,967,898
   Freddie Mac, 3.625%, 2008             23,536     24,048,543         -               -                   23,536       24,048,543
   SLM Corp., 5.25%, 2006                52,855     56,416,317         -               -                   52,855       56,416,317
   Small Buniness Administration,
     4.72%, 2024                          8,426      8,487,678         -               -                    8,426        8,487,678
   Small Buniness Administration,
     4.89%, 2023                          8,206      8,333,882         -               -                    8,206        8,333,882
   Small Buniness Administration,
     4.98%, 2023                          3,142      3,208,296         -               -                    3,142        3,208,296
   Small Buniness Administration,
     6.07%, 2022                          4,798      5,187,782         -               -                    4,798        5,187,782
   Small Buniness Administration,
      6.34%, 2021                         5,573      6,093,008         -               -                    5,573        6,093,008
   Small Buniness Administration,
      6.35%, 2021                         5,477      5,991,592         -               -                    5,477        5,991,592
   Small Buniness Administration,
      6.44%, 2021                         5,085      5,579,201         -               -                    5,085        5,579,201
   Small Buniness Administration,
      6.625%, 2021                        4,662      5,149,875         -               -                    4,662        5,149,875
   Small Buniness Administration,
      8.625%, 2011                          589        638,457         -               -                      589          638,457
   Small Buniness Administration,
      8.8%, 2011                            349        377,874         -               -                      349          377,874
   Small Buniness Administration,
      9.05%, 2009                           216        231,263         -               -                      216          231,263
   Small Buniness Administration,
      9.1%, 2009                            359        382,107         -               -                      359          382,107
   Small Buniness Administration,
      9.25%, 2010                           286        310,089         -               -                      286          310,089
   Small Buniness Administration,
      9.3%, 2010                            440        478,069         -               -                      440          478,069
   Small Buniness Administration,
      9.5%, 2010                            343        371,165         -               -                      343          371,165
   Small Buniness Administration,
     9.65%, 2010                            305        330,886         -               -                      305          330,886
   Small Buniness Administration,
     9.7%, 2010                             202        219,509         -               -                      202          219,509
   Small Buniness Administration,
     9.9%, 2008                              74         79,064         -               -                       74           79,064
   Small Buniness Administration,
     10.05%, 2008-2009                       36         39,653         -               -                       36           39,653
   U.S. Department of Housing & Urban
     Development, 6.36%, 2016             7,000      7,917,665         -               -                    7,000        7,917,665
   U.S. Department of Housing & Urban
     Development, 6.59%, 2016             6,599      7,287,678         -               -                    6,599        7,287,678
                                                --------------              ------------                            --------------
                                                  $467,613,165                        $-                              $467,613,165
                                                --------------              ------------                            --------------

U.S. TREASURY OBLIGATIONS
   U.S. Treasury Bonds, 1.875%, 2006     29,430    $29,580,593         -              $-                   29,430      $29,580,593
   U.S. Treasury Bonds, 9.25%, 2016       4,369      6,401,266         -               -                    4,369        6,401,266
   U.S. Treasury Bonds, 6.875%, 2025     20,904     26,424,788         -               -                   20,904       26,424,788
   U.S. Treasury Bonds, 5.25%, 2028      16,325     17,027,106         -               -                   16,325       17,027,106
   U.S. Treasury Bonds, 6.25%, 2030      15,456     18,425,839         -               -                   15,456       18,425,839
   U.S. Treasury Notes, 1.625%, 2005     42,254     42,447,101         -               -                   42,254       42,447,101
   U.S. Treasury Notes, 5.75%, 2005       1,572      1,684,804         -               -                    1,572        1,684,804
   U.S. Treasury Notes, 4.75%, 2008       1,100      1,191,868         -               -                    1,100        1,191,868
   U.S. Treasury Notes, 5.625%, 2008          -              -     9,678      10,821,969                    9,678       10,821,969
   U.S. Treasury Notes, 6%, 2009              -              -     7,500       8,601,855                    7,500        8,601,855
   U.S. Treasury STRIPS (Interest),
     0%, 2012                            21,000     15,384,201         -               -                   21,000       15,384,201
                                                --------------             -------------                           ---------------
                                                  $158,567,566               $19,423,824                              $177,991,390
                                                --------------             -------------                           ---------------
TOTAL BONDS (IDENTIFIED COST,
   $1,225,222,885 AND $500,762,309,
   RESPECTIVELY)                                $1,264,518,914              $509,194,614                            $1,773,713,528
                                                --------------              ------------                            --------------
SHORT TERM OBLIGATIONS
   Federal Home Loan Bank                     -             $-     4,124      $4,124,000                                $4,124,000
                                                --------------              ------------                            --------------
REPURCHASE AGREEMENTS
Merrill Lynch, dated 2/27/04,
   due 3/01/04, total to be received
   $39,416,383 and $53,612,601
   respectively (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded
   account), at Cost                     39,413    $39,413,000    53,608     $53,608,000                   93,021      $93,021,000
                                                --------------              ------------                            --------------
TOTAL INVESTMENTS (IDENTIFIED COST,
   $1,264,635,885 AND
   $558,494,309, RESPECTIVELY)                  $1,303,931,914              $566,926,614                            $1,870,858,528

OTHER ASSETS, LESS LIABILITIES                      (5,344,976)              (30,656,005)     (305,000)                (36,305,981)
                                                --------------              ------------     ---------              --------------
NET ASSETS                                      $1,298,586,938              $536,270,609     $(305,000)             $1,834,552,547
                                                ==============              ============     =========              ==============
Note: As of the date of the Pro-Forma Portfolio of Investments, the securities held by the Government Mortgage Fund are consistent with the investment policies of the Government Securities Fund.
* Principal amount is less than $500.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) FEBRUARY 29, 2004

                                                      MFS GOVERNMENT   MFS GOVERNMENT    PRO FORMA        PRO FORMA
                                                      SECURITIES FUND   MORTGAGE FUND   ADJUSTMENTS       COMBINED
                                                     -----------------  --------------  -----------    ----------------
Assets:
  Investments:
     Identified cost                                  $ 1,225,222,885   $ 504,886,309          $ -     $ 1,730,109,194
     Unrealized appreciation                               39,296,029       8,432,305            -          47,728,334
                                                      ---------------   -------------   ----------     ---------------
          Investments, at value                       $ 1,264,518,914   $ 513,318,614          $ -     $ 1,777,837,528
     Repurchase agreements, at value                       39,413,000      53,608,000            -          93,021,000
                                                      ---------------   -------------   ----------     ---------------
            Total investments, at value               $ 1,303,931,914   $ 566,926,614            -     $ 1,870,858,528
  Cash                                                            364             894            -               1,258
  Receivable for fund shares sold                           2,130,432         112,084            -           2,242,516
  Interest receivable                                      11,224,052       2,464,059            -          13,688,111
  Other assets                                                  2,766          11,081            -              13,847
                                                      ---------------   -------------   ----------     ---------------
     Total assets                                     $ 1,317,289,528   $ 569,514,732   $        -     $ 1,886,804,260
                                                      ---------------   -------------   ----------     ---------------

Liabilities:
  Distributions payable                                   $ 3,191,049     $ 1,587,143          $ -         $ 4,778,192
  Payable for fund shares reacquired                       15,045,215         267,086            -          15,312,301
  Payable for investments purchased                                 -      31,036,417            -          31,036,417
  Payable to affiliates-
     Management fee                                            37,608          17,625            -              55,233
     Shareholder servicing costs                               48,185          30,197            -              78,382
     Distribution and service fee                              50,084          14,989            -              65,073
     Administrative fee                                         1,850             757            -               2,607
     Program manager fee                                           24               -            -                  24
     Administrative service fee                                     1               -            -                   1
  Estimated Reorganization Costs                                    -               -      305,000             305,000
  Accrued expenses and other liabilities                      328,574         289,909            -             618,483
                                                      ---------------   -------------   ----------     ---------------
     Total liabilities                                $    18,702,590   $  33,244,123   $ 305,000      $    52,251,713
                                                      ---------------   -------------   ----------     ---------------
Net assets                                            $ 1,298,586,938   $ 536,270,609          $ -     $ 1,834,552,547
                                                      ---------------   -------------   ----------     ---------------

Net assets consist of:
  Paid-in capital                                     $ 1,319,678,214   $ 585,527,693          $ -     $ 1,905,205,907
  Unrealized appreciation on investments                   39,296,029       8,432,305            -          47,728,334
  Accumulated net realized loss on investments            (57,583,627)    (47,107,059)           -        (104,690,686)
  Accumulated distributions in excess of net
    investment income                                      (2,803,678)    (10,582,330)    (305,000)        (13,691,008)
                                                      ---------------   -------------   ----------     ---------------
     Total                                            $ 1,298,586,938   $ 536,270,609   $ (305,000)    $ 1,834,552,547
                                                      ---------------   -------------   ----------     ---------------

Shares of beneficial interest outstanding:
  Class A                                                  81,668,051      71,414,081   47,940,405  3      129,608,456
  Class B                                                  25,993,745       9,727,176    6,564,795  3       32,558,540
  Class C                                                   6,443,584               -            -           6,443,584
  Class I                                                  17,092,350             765          517  3       17,092,867
  Class R1                                                    629,075               -            -             629,075
  Class R2                                                      4,163               -            -               4,163
  Class 529A                                                   33,794               -            -              33,794
  Class 529B                                                   53,340               -            -              53,340
  Class 529C                                                   28,654               -            -              28,654
                                                      ---------------   -------------   ----------     ---------------
     Total shares of beneficial interest
      outstanding                                         131,946,756      81,142,022   54,505,717         186,452,473
                                                      ---------------   -------------   ----------     ---------------

Net assets:
   Class A                                              $ 803,973,647   $ 471,733,588   $ (212,056)    $ 1,275,495,179
   Class B                                                255,512,246      64,531,935      (53,199)        319,990,982
   Class C                                                 63,609,257               -      (10,573)         63,598,684
   Class I                                                168,123,670           5,086      (27,947)        168,100,809
  Class R1                                                  6,188,349               -       (1,029)          6,187,320
  Class R2                                                     40,948               -           (7)             40,941
  Class 529A                                                  332,043               -          (55)            331,988
  Class 529B                                                  524,032               -          (87)            523,945
  Class 529C                                                  282,746               -          (47)            282,699
                                                      ---------------   -------------   ----------     ---------------
      Total net assets                                $ 1,298,586,938   $ 536,270,609   $ (305,000)    $ 1,834,552,547
                                                      ---------------   -------------   ----------     ---------------

Class A shares:
  Net asset value per share
     (net assets / shares of beneficial
     interest outstanding)                             $9.84            $6.61                           $9.84
                                                      ------            -----                          ------

  Offering price per share (100 / 95.25 of
     net asset value per share)                       $10.33            $6.94                          $10.33
                                                      ------            -----                          ------

Class B shares:
  Net asset value and offering price per share
     (net assets / shares of beneficial
      interest outstanding)                            $9.83             6.63                           $9.83
                                                      ------            -----                          ------

Class C shares:
  Net asset value and offering price per share
     (net assets / shares of beneficial
     interest outstanding)                             $9.87                                            $9.87
                                                      ------                                           -----

Class I shares:
  Net asset value, offering price and redemption
     price per share
     (net assets / shares of beneficial
     interest outstanding)                             $9.84             6.65                           $9.83
                                                      ------            -----                          ------

Class R1 shares:
  Net asset value, offering price and redemption
     price per share (net assets / shares of
     beneficial interest outstanding)                  $9.84                                            $9.84
                                                      ------                                           ------

Class R2 shares:
  Net asset value, offering price and redemption
     price per share  (net assets / shares of
     beneficial interest outstanding)                  $9.84                                            $9.83
                                                      ------                                           ------

Class 529A shares:
  Net asset value per share
     (net assets / shares of beneficial
     interest outstanding)                             $9.83                                            $9.82
                                                      ------                                           ------

  Offering price per share (100 / 95.25 of
     net asset value per share)                       $10.32                                           $10.31
                                                      ------                                           ------

Class 529B shares:
  Net asset value and offering price per share
     (net assets / shares of beneficial
     interest outstanding)                             $9.82                                            $9.82
                                                      ------                                           ------

Class 529C shares:
  Net asset value and offering price per share
     (net assets / shares of beneficial
     interest outstanding)                            $9.87                                            $9.87
                                                      ------                                           ------


     See Notes to Financial Statements

MFS GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2004

ASSETS:
     Investments:
          Identified cost                                                                      $ 1,264,635,885
          Unrealized appreciation                                                                   39,296,029
                                                                                               ---------------
            Total investments, at value                                                        $ 1,303,931,914
     Cash                                                                                                  364
     Receivable for Fund shares sold                                                                 2,130,432
     Interest receivable                                                                            11,224,052
     Other assets                                                                                        2,766
                                                                                               ---------------
          Total assets                                                                         $ 1,317,289,528
                                                                                               ---------------

LIABILITIES:
     Distributions payable                                                                         $ 3,191,049
     Payable for fund shares reacquired                                                             15,045,215
     Payable to affiliates-
          Management fee                                                                                37,608
          Shareholder servicing costs                                                                   48,185
          Distribution and service fee                                                                  50,084
          Administrative fee                                                                             1,850
          Program manager fee                                                                               24
          Administrative service fee                                                                         1
     Accrued expenses and other liabilities                                                            328,574
                                                                                               ---------------
          Total liabilities                                                                       $ 18,702,590
                                                                                               ---------------
Net assets                                                                                     $ 1,298,586,938
                                                                                               ---------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                                           $ 1,319,678,214
     Unrealized appreciation on investments                                                         39,296,029
     Accumulated net realized loss on investments                                                  (57,583,627)
     Accumulated distributions in excess of net investment income                                   (2,803,678)
                                                                                               ---------------
          Total                                                                                $ 1,298,586,938
                                                                                               ---------------

Shares of beneficial interest outstanding:
     Class A                                                                                        81,668,051
     Class B                                                                                        25,993,745
     Class C                                                                                         6,443,584
     Class I                                                                                        17,092,350
     Class R1                                                                                          629,075
     Class R2                                                                                            4,163
     Class 529A                                                                                         33,794
     Class 529B                                                                                         53,340
     Class 529C                                                                                         28,654
                                                                                               ---------------
          Total shares of beneficial interest outstanding                                          131,946,756
                                                                                               ---------------

Net assets:
     Class A                                                                                       803,973,647
     Class B                                                                                       255,512,246
     Class C                                                                                        63,609,257
     Class I                                                                                       168,123,670
     Class R1                                                                                        6,188,349
     Class R2                                                                                           40,948
     Class 529A                                                                                        332,043
     Class 529B                                                                                        524,032
     Class 529C                                                                                        282,746
                                                                                               ---------------
          Total net assets                                                                       1,298,586,938
                                                                                               ---------------

Class A shares:
     Net asset value per share
          (net assets / shares of beneficial interest outstanding)                               $9.84
                                                                                                ------

     Offering price per share (100 / 95.25 of net asset value per share)                        $10.33
                                                                                                ------

Class B shares:
     Net asset value and offering price per share
          (net assets / shares of beneficial interest outstanding)                               $9.83
                                                                                                ------

Class C shares:
     Net asset value and offering price per share
          (net assets / shares of beneficial interest outstanding)                               $9.87
                                                                                                ------

Class I shares:
     Net  asset value, offering price and redemption price per share
       (net assets / shares of beneficial interest outstanding)                                  $9.84
                                                                                                ------

Class R1 shares:
     Net  asset value, offering price and redemption price per share
       (net assets / shares of beneficial interest outstanding)                                  $9.84
                                                                                                ------

Class R2 shares:
     Net  asset value, offering price and redemption price per share
       (net assets / shares of beneficial interest outstanding)                                  $9.84
                                                                                                ------

Class 529A shares:
     Net asset value per share
          (net assets / shares of beneficial interest outstanding)                               $9.83
                                                                                                ------

     Offering price per share (100 / 95.25 of net asset value per share)                        $10.32
                                                                                                ------

Class 529B shares:
     Net asset value and offering price per share                                                $9.82
                                                                                                ------
          (net assets / shares of beneficial interest outstanding)

Class 529C shares:
     Net asset value and offering price per share                                                $9.87
                                                                                                ------
          (net assets / shares of beneficial interest outstanding)


On sales of $100,000 or more, the offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529A, Class 529B and Class 529C shares.

See notes to financial statements.

MFS GOVERNMENT MORTGAGE FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
FEBRUARY 29, 2004

ASSETS:
     Investments:
          Identified cost                                                      $ 558,494,309
          Unrealized appreciation                                                  8,432,305
                                                                               -------------
            Total investments, at value                                        $ 566,926,614
     Cash                                                                                894
     Receivable for fund shares sold                                                 112,084
     Interest receivable                                                           2,464,059
     Other assets                                                                     11,081
                                                                               -------------
          Total assets                                                         $ 569,514,732
                                                                               -------------

LIABILITIES:
     Distributions payable                                                     $   1,587,143
     Payable for fund shares reacquired                                              267,086
     Payable for investments purchased                                            31,036,417
     Payable to affiliates-
          Management fee                                                              17,625
          Shareholder servicing costs                                                 30,197
          Distribution and service fee                                                14,989
          Administrative fee                                                             757
     Accrued expenses and other liabilities                                          289,909
                                                                               -------------
          Total liabilities                                                    $  33,244,123
                                                                               -------------
Net assets                                                                     $ 536,270,609
                                                                               -------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                           $ 585,527,693
     Unrealized appreciation on investments                                        8,432,305
     Accumulated net realized loss on investments                                (47,107,059)
     Accumulated distributions in excess of net investment income                (10,582,330)
                                                                               -------------
          Total                                                                $ 536,270,609
                                                                               -------------

Shares of beneficial interest outstanding:
     Class A                                                                      71,414,081
     Class B                                                                       9,727,176
     Class I                                                                             765
                                                                               -------------
          Total shares of beneficial interest outstanding                         81,142,022
                                                                               -------------

Net assets:
     Class A                                                                     471,733,588
     Class B                                                                      64,531,935
     Class I                                                                           5,086
                                                                               -------------
          Total net assets                                                       536,270,609
                                                                               -------------

Class A shares:
     Net asset value per share                                                 $        6.61
                                                                               -------------
          (net assets / shares of beneficial interest outstanding)

     Offering price per share (100 / 95.25 of net asset value per share)       $        6.94
                                                                               -------------

Class B shares:
     Net asset value and offering price per share                              $        6.63
                                                                               -------------
          (net assets / shares of beneficial interest outstanding)

Class I shares:
     Net  asset value, offering price and redemption price per share
     (net assets / shares of beneficial interest outstanding)                  $        6.65
                                                                               -------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.


PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE MONTHS ENDED FEBRUARY 29, 2004

                                                             MFS GOVERNMENT MFS GOVERNMENT
                                                              SECURITIES      MORTGAGE        PRO FORMA         PRO FORMA
                                                                FUND             FUND        ADJUSTMENTS        COMBINED
                                                             ------------    ------------    ------------      ------------
NET INVESTMENT INCOME:
        Interest income                                      $ 54,688,934    $ 19,333,729    $       --        $ 74,022,663

Expenses -
  Management fee                                             $  5,655,256    $  2,754,791*   $   (331,692)B    $  8,078,355
  Trustees' compensation                                           37,543    $     28,566         (28,566)A          37,543
  Shareholder servicing costs                                   2,361,102       1,024,981            --           3,386,083
  Distribution and service fee (Class A)                        3,107,085       1,311,564        (900,131)C       3,518,518
  Distribution and service fee (Class B)                        3,384,903         880,386            --           4,265,289
  Distribution and service fee (Class C)                          890,613            --              --             890,613
  Distribution and service fee (Class R1)                          15,262            --              --              15,262
  Distribution and service fee (Class R2)                              66            --              --                  66
  Distribution and service fee (Class 529A)                         1,255            --              --               1,255
  Distribution and service fee (Class 529B)                         5,899            --              --               5,899
  Distribution and service fee (Class 529C)                         3,579            --              --               3,579
  Program manager fee (Class 529A)                                    896            --              --                 896
  Program manager fee (Class 529B)                                  1,475            --              --               1,475
  Program manager fee (Class 529C)                                    895            --              --                 895
  Administrative service fee (Class R2)                                33            --              --                  33
  Administrative fee                                              142,936          62,140            --             205,076
  Custodian fee                                                   370,221         141,184         (61,405)A         450,000
  Printing                                                        116,937          88,434         (66,326)A         139,045
  Postage                                                         106,558          61,843            --             168,401
  Auditing fees                                                    38,276          42,420         (42,420)A          38,276
  Legal fees                                                       23,360           4,230            --              27,590
  Miscellaneous                                                   226,648         131,723          (3,800)A         354,571
                                                             ------------    ------------    ------------      ------------
       Total expenses                                        $ 16,490,798    $  6,532,262    $ (1,434,340)     $ 21,588,720
  Fees paid indirectly                                             (5,904)         (5,305)           --             (11,209)
  Reduction of expenses by investment adviser                    (703,979)       (308,212)     (1,007,398)B      (2,019,589)
                                                             ------------    ------------    ------------      ------------
       Net expenses                                          $ 15,780,915    $  6,218,745    $ (2,441,738)     $ 19,557,922
                                                             ------------    ------------    ------------      ------------
          Net investment income                              $ 38,908,019    $ 13,114,984    $  2,441,738      $ 54,464,741
                                                             ------------    ------------    ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (identified cost basis) -
  Investment transactions                                    $  1,610,862    $ 15,798,139    $       --        $ 17,409,001
  Future contracts                                                   --           437,455            --             437,455
                                                             ------------    ------------    ------------      ------------
       Net realized gain on investments                      $  1,610,862    $ 16,235,594    $       --        $ 17,846,456
                                                             ------------    ------------    ------------      ------------

  Change in unrealized appreciation (depreciation) -
  Investments                                                $(16,410,664)   $(10,579,478)   $       --        $(26,990,142)
  Futures contracts                                                  --         1,056,285            --           1,056,285
                                                             ------------    ------------    ------------      ------------
       Net unrealized loss on investments                    $(16,410,664)   $ (9,523,193)   $       --        $(25,933,857)
                                                             ------------    ------------    ------------      ------------
          Net realized and unrealized loss on investments    $(14,799,802)   $  6,712,401    $       --      $ (8,087,401)
                                                             ------------    ------------    ------------      ------------
              Increase in net assets from operations         $ 24,108,217    $ 19,827,385    $  2,441,738    $ 46,377,340
                                                             ------------    ------------    ------------      ------------

See Notes to Financial Statements

MFS GOVERNMENT MORTGAGE FUND                                                                        AICPA         PROFORMA
STATEMENT OF OPERATIONS (UNAUDITED)                                                               ADJUSTMENTS    YEAR ENDED
                                          2/28/2003        7/31/2003               2/29/2004    2/1/03-1/31/04    2/29/2004
                                        ------------      ------------           ------------   --------------   ------------
Net investment income:
  Interest income                         22,060,721        34,514,406             16,654,124      (9,774,080)     19,333,729
  Dividends                                        -                 -                      -                               -
  Foreign taxes withheld                           -                 -                      -                               -
                                        ------------      ------------           ------------                    ------------
  Total                                 $ 22,060,721      $ 34,514,406           $ 16,654,124                    $ 19,333,729
                                        ------------      ------------           ------------                    ------------

Expenses - **Note- expenses were
  calculated on the  tie-out
  Management fee                                 $ -               $ -                    $ -                     $ 2,754,791
  Trustees' compensation                           0                 0                      0                        $ 28,566
  Shareholder servicing costs                      0                 0                      0                     $ 1,024,981
  Service fee (Class A)                            0                 0                      0                     $ 1,311,564
  Distribution and service fee
    (Class B)                                      0                 0                      0                       $ 880,386
  Administrative fee                               0                 0                      0                        $ 62,140
  Custodian fee                                    0                 0                      0                       $ 141,184
  Printing                                         0                 0                      0                        $ 88,434
  Postage                                          0                 0                      0                        $ 61,843
  Auditing fees                                    0                 0                      0                        $ 42,420
  Legal fees                                       0                 0                      0                         $ 4,230
  Miscellaneous                                    0                 0                      0                       $ 131,723
                                        ------------      ------------           ------------                    ------------
      Total expenses                             $ -               $ -                    $ -                     $ 6,532,262
  Fees paid indirectly                             0                 0                      0                          (5,305)
  Reduction of expenses by
   investment adviser                              0                 0                      0                        (308,212)
                                        ------------      ------------           ------------                    ------------
      Net expenses                        $3,859,372       $ 6,671,827            $ 3,406,290                     $ 6,218,745
                                        ------------      ------------           ------------                    ------------
          Net investment income          $18,201,349      $ 27,842,579           $ 13,247,834                    $ 13,114,984
                                        ------------      ------------           ------------                    ------------

Realized and unrealized gain
  (loss) on investments:
  Realized gain (loss)
  (identified cost basis) -
  Investment transactions                 $2,593,446       $ 3,713,658            $ 6,224,735     $ 8,453,192    $ 15,798,139
  Written option tansactions                       -                 -                      -                             $ -
  Foreign currency transactions                    -                 -                      -                             $ -
  Futures contracts                         (437,455)                0                      0                       $ 437,455
  Swap Transactions                                0                 0                      0                             $ -
                                        ------------      ------------           ------------                    ------------
      Net realized loss on
        investments                       $2,155,991       $ 3,713,658            $ 6,224,735                    $ 16,235,594
                                        ------------      ------------           ------------                    ------------

  Change in unrealized
   appreciation
   (depreciation) -
  Investments                                    $ -               $ -           $(11,900,366)    $ 1,320,888    $(10,579,478)
  Written options                                  0                 0                      0                             $ -
  Futures contracts                                0                 0              1,056,285                     $ 1,056,285
  Swap Transactions                                0                 0                      0                             $ -
  Translation of assets
    and liabilities in
    foreign currencies                             0                 0                      0                             $ -
                                        ------------      ------------           ------------                    ------------
      Net unrealized loss
       on investments                            $ -               $ -           $(10,844,081)                   $ (9,523,193)
                                        ------------      ------------           ------------                    ------------
       Net realized and
         unrealized loss on
         investments                       $2,155,991       $ 3,713,658           $ (4,619,346)                    $ 6,712,401
                                       --------------     -------------    -------------------                  --------------
           Increase in net
            assets from
            operations                   $ 20,357,340      $ 31,556,237            $ 8,628,488                    $ 19,827,385
                                       --------------     -------------    -------------------                  --------------

         See notes to financial statements.

                     MFS GOVERNMENT SECURITIES FUND AND MFS
                            GOVERNMENT MORTGAGE FUND

          NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

(1) BASIS FOR THE COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS Government Mortgage Fund (Government Mortgage Fund) into MFS Government Securities Fund (Government Securities Fund), (The Government Mortgage Fund and Government Securities Fund are referred to herein as the "Funds"), as if such reorganization had taken place as of February 29, 2004, the fiscal year end of the Government Securities Fund. The following notes refer to the accompanying pro forma financial statements as if the reorganization of the Government Mortgage Fund with and into the Government Securities Fund had taken place as of February 29, 2004, at the respective net asset value on that date. Government Securities Fund will be the accounting survivor, based upon an analysis of factors including surviving series portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

(2) SIGNIFICANT ACCOUNTING POLICIES

General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Investment Valuations - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available.

Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the funds' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

(3) SHARES OF BENEFICIAL INTEREST

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on February 29, 2004, had the acquisition taken place on February 29, 2004. In exchange for the net assets of the Government Mortgage Fund each class of shares of the Government Securities Fund would have been issued based upon the per share net asset value as follows:


                                   Class A             Class B        Class I
                                   -------             -------        -------
Net assets - Government          $471,733,588        $64,531,935       $5,086
Mortgage Fund
Shares - Government               47,940,405          6,564,795           517
Securities Fund
Net asset value -                   $9.84               $9.83           $9.84
Government Securities Fund

(4) ADJUSTMENTS TO THE PRO FORMA COMBINED STATEMENTS

The pro forma combined statements assume similar rates of gross investment income for the Government Mortgage Fund and Government Securities Fund investments. Accordingly, the combined gross investment income is equal to the sum of each of the funds gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, custody, and distribution fees of the combined series are based on the fee schedule in effect for the Government Securities Fund at the combined level of the average net assets for the twelve months ended February 29, 2004.

(A) Expenditures are reduced as a result of the elimination of duplicative functions.

(B) The investment advisory fees are 0.45% and 0.40% of daily average net assets for the MFS Government Mortgage Fund and MFS Government Securities Fund, respectively. As part of the settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce each fund's management fee to 0.30% of average daily net assets for the period March 1, 2004 through February 28, 2009. During this time period, the Board of Trustees will continue to review the appropriateness of all advisory fees in accordance with their oversight responsibilities. After February 28, 2009 the management fees will be determined in accordance with then existing review policies approved by the Board of Trustees overseeing the funds.

(C) Post merger, payment of the 0.10% per annum Class A distribution fee for the Government Securities Fund will not be implemented until such date as the Trustees of the Trust may determine.

(5) TAX MATTERS AND DISTRIBUTIONS

Each funds policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Government Mortgage Fund and the Government Securities Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Government Securities Fund is limited by the Internal Revenue Code.